TOUCHSTONE STRATEGIC TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                 AUGUST 1, 2009
                        AS SUPPLEMENTED AUGUST 10, 2009

                        DIVERSIFIED SMALL CAP GROWTH FUND
                            GROWTH OPPORTUNITIES FUND
                           LARGE CAP CORE EQUITY FUND
                              LARGE CAP GROWTH FUND
                              LARGE CAP VALUE FUND
                               MID CAP GROWTH FUND


This Statement of Additional Information ("SAI") is not a prospectus and relates only to the above-referenced funds (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the Touchstone Strategic Trust (the "Trust") and should be read together with the Funds' Prospectuses dated August 1, 2009. The Funds' financial statements contained in the Trust's Annual Report and Semiannual Report, are incorporated by reference into and are deemed to be a part of this SAI. You may receive a copy of a Fund's Prospectus or the Trust's most recent Annual or Semiannual Report by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354, by calling the Trust at 1-800-543-0407 or by visiting our website at www.touchstoneinvestments.com.

                       STATEMENT OF ADDITIONAL INFORMATION

                           TOUCHSTONE STRATEGIC TRUST
                            303 BROADWAY, SUITE 1100
                           CINCINNATI, OHIO 45202-4203

                                TABLE OF CONTENTS
                                                                           PAGE


THE TRUST......................................................................
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................................
INVESTMENT LIMITATIONS.........................................................
TRUSTEES AND OFFICERS..........................................................
THE INVESTMENT ADVISOR ........................................................
THE SUB-ADVISORS...............................................................
PORTFOLIO MANAGERS.............................................................
PROXY VOTING PROCEDURES........................................................
THE DISTRIBUTOR................................................................
DISTRIBUTION PLANS.............................................................
SECURITIES TRANSACTIONS........................................................
CODE OF ETHICS.................................................................
PORTFOLIO TURNOVER.............................................................
DISCLOSURE OF PORTFOLIO HOLDINGS...............................................
CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE...........................
CHOOSING A SHARE CLASS.........................................................
OTHER PURCHASE AND REDEMPTION INFORMATION......................................
TAXES..........................................................................
PRINCIPAL SECURITY HOLDERS.....................................................
CUSTODIAN......................................................................
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................................
LEGAL COUNSEL..................................................................
TRANSFER AND SUB-ADMINISTRATIVE AGENT..........................................
FINANCIAL STATEMENTS...........................................................
APPENDIX.......................................................................

THE TRUST
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Touchstone Strategic Trust (the "Trust"), an open-end management investment company, was organized as a Massachusetts business trust on November 18, 1982. The Trust currently offers six series of shares to investors: the Diversified Small Cap Growth Fund, the Growth Opportunities Fund, the Large Cap Core Equity Fund, the Large Cap Growth Fund, the Large Cap Value Fund and the Mid Cap Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each of the Growth Opportunities Fund, the Large Cap Growth Fund and the Large Cap Value Fund is a non-diversified open-end management investment company. Each of the Diversified Small Cap Growth Fund, the Large Cap Core Equity Fund and the Mid Cap Growth Fund is a diversified open-end management investment company. This SAI contains information about each Fund. Each Fund has its own investment goal and policies.

Touchstone Advisors, Inc. (the "Advisor") is the investment manager and administrator for each Fund. The Advisor has selected a sub-advisor(s) (individually, a "Sub-Advisor," collectively, the "Sub-Advisors") to manage, on a daily basis, the assets of each Fund. The Advisor has sub-contracted certain administrative and accounting services to JPMorgan Chase Bank, N.A. ("JPMorgan"). Touchstone Securities, Inc. (the "Distributor") is the principal distributor of the Funds' shares. The Distributor and certain Sub-Advisors are affiliates of the Advisor.

Pursuant to an Agreement and Plan of Reorganization, on May 1, 2000, the Mid Cap Growth Fund succeeded to the assets and liabilities of another mutual fund with the same name that was a series of Touchstone Series Trust. The investment goals, strategies, policies and restrictions of the Fund and its predecessor fund are substantially identical.

Pursuant to an Agreement and Plan of Reorganization dated June 30, 2003, the Large Cap Growth Fund series of the Trust was reorganized by acquiring the Navellier Millennium Large Cap Growth Portfolio and the Navellier Performance Large Cap Growth Portfolio. The investment goal and fundamental restrictions of the Touchstone Large Cap Growth Fund did not change, but certain investment strategies changed as a result of the reorganization. The financial data and performance for the Large Cap Growth Fund are carried forward from the Navellier Performance Large Cap Growth Portfolio.

Pursuant to an Agreement and Plan of Reorganization dated May 18, 2006, between the Large Cap Core Equity Fund and the Value Plus Fund, the Large Cap Core Equity Fund acquired all of the assets and liabilities of the Value Plus Fund and the Value Plus Fund was terminated as a series of the Trust on August 14, 2006.

Pursuant to an Agreement and Plan of Reorganization dated August 15, 2007, between the Diversified Small Cap Growth Fund and the Small Cap Growth Fund, the Diversified Small Cap Growth Fund acquired all of the assets and liabilities of the Small Cap Growth Fund and the Small Cap Growth Fund was terminated as a series of the Trust on February 15, 2008.

Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise. Each class of shares of a Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trust. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Class A shares, Class B shares, Class C shares, Class Y shares (formerly Class I shares) and Institutional shares of a Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and may have different investment minimums. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------


Each Fund has its own investment goals, strategies and related risks. There can be no assurance that a Fund's investment goals will be met. The investment goals and practices of each Fund are nonfundamental policies that may be changed by the Board of Trustees without shareholder approval, except in those instances where shareholder approval is expressly required. If there is a change in a Fund's investment goal, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs. A more detailed discussion of some of the terms used and investment policies described in the Prospectuses (see "Investment Strategies and Risks") appears below:


FIXED-INCOME AND OTHER DEBT SECURITIES

Fixed-income and other debt instrument securities include all bonds, high yield or "junk" bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Funds. The market value of the obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally would increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by Standard & Poor's Rating Service ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Sub-Advisor also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See "When-Issued and Delayed-Delivery Securities" below.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a description of commercial paper ratings, see the Appendix to this SAI.

MEDIUM AND LOWER RATED AND UNRATED SECURITIES. Securities rated in the fourth highest category by a rating organization although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In light of these risks, the Board of Trustees of the Trust has instructed the Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the securities.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

In considering investments for a Fund, the Sub-Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations or has improved or is expected to improve in the future. The Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the SEC's restrictions that limit investments in illiquid securities to no more than 15% of the value of a Fund's net assets.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of the Federal National Mortgage Association ("FNMA"); or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.


U.S. Government securities also include securities guaranteed by the Federal Deposit Insurance Corporation ("FDIC") under its Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on the debt issued by private entities through the earlier of the maturity date of the debt or June 30, 2012.


MORTGAGE-RELATED SECURITIES. There are several risks associated with mortgage-related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Collateralized Mortgage Obligations ("CMOs") are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Sub-Advisor, the Funds' restrictions on investments in illiquid instruments will apply.

STRIPPED MORTGAGE-RELATED SECURITIES. These securities are either issued and guaranteed, or privately issued but collateralized by, securities issued by the Government National Mortgage Association ("GNMA"), FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans. A Fund will invest in stripped mortgage-related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its Sub-Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of stripped mortgage-related securities may offset all or a portion of any decline in value of the securities held by the Fund.

Investing in stripped mortgage-related securities involves the risks normally associated with investing in mortgage-related securities. See "Mortgage-Related Securities" above. In addition, the yields on stripped mortgage-related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage-related securities and increasing the yield to maturity on principal-only stripped mortgage-related securities. Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an interest-only stripped mortgage-related security. Under current market conditions, the Fund expects that investments in stripped mortgage-related securities will consist primarily of interest-only securities. Stripped mortgage-related securities are currently traded in an over-the-counter market maintained by several large investment-banking firms. There can be no assurance that the Fund will be able to affect a trade of a stripped mortgage-related security at a time when it wishes to do so. The Fund will acquire stripped mortgage-related securities only if a secondary market for the securities exists at the time of acquisition. Except for stripped mortgage-related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, a Fund will treat government stripped mortgage-related securities and privately-issued mortgage-related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

In September 2008, FNMA was placed into conservatorship overseen by the Federal Housing Finance Agency ("FHFA"). In addition to placing the company in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA. First, the U.S. Treasury has entered into Senior Preferred Stock Purchase Agreements under which, if the FHFA determines that FNMA's liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute up to $100 billion in funds to that company in an amount equal to the difference between such liabilities and assets. Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA will be successful.


ZERO COUPON SECURITIES. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include Separately Traded Registered Interest and Principal Securities ("STRIPS"). STRIPS are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry Safekeeping ("CUBES"), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CUSTODIAL RECEIPTS. Custodial receipts or certificates include Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investment Growth Receipts ("TIGRs") and Financial Corporation certificates ("FICO Strips"). CATS, TIGRs and FICO Strips are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at a time when a Fund would not have otherwise done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

These instruments will be considered illiquid securities and so will be limited in accordance with the Funds' restrictions on illiquid securities.

ILLIQUID SECURITIES

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Each Fund may not invest more than 15% of its net assets in securities that are illiquid or otherwise not readily marketable.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

      o RULE 144A SECURITIES. The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers Automated Quotation System ("NASDAQ").

            A Sub-Advisor will monitor the liquidity of Rule 144A securities in each Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Sub-Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

            A Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Funds' limit on illiquid securities. The Board of Trustees of the Trust, with advice and information from the respective Sub-Advisor, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from such Sub-Advisor, the Board of Trustees of the Trust will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, a Fund's illiquidity could increase and the Fund could be adversely affected.

      o SECTION 4(2) COMMERCIAL PAPER. A Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by
            Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Sub-Advisor believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including
            Section 4(2) commercial paper, as determined by the Sub-Advisor, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities.

No Fund will invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

FOREIGN SECURITIES

Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.


The Growth Opportunities Fund may invest up to 10% of its total assets at the time of purchase in the securities of foreign issuers. The Mid Cap Growth Fund may invest up to 20% of its total assets at the time of purchase in securities of foreign issuers. The Large Cap Growth Fund may invest up to 15% of its total assets at the time of purchase in securities of foreign issuers. The Large Cap Value Fund may invest in securities of foreign issuers.

EMERGING MARKET COUNTRIES. Emerging market countries are generally countries that are not included in the MSCI World Index. As of June 30, 2009, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The country composition of the MSCI World Index can change over time. When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) is organized under the laws of an emerging market country, (ii) maintains its principal place of business in an emerging market country, (iii) has its principal trading market for its securities in an emerging market country, (iv) derives at least 50% of its revenues or profits from operations within emerging market countries, or has at least 50% of its assets located in emerging market countries. The Mid Cap Growth Fund may invest up to 10% of its total assets at the time of purchase in emerging market countries. The Growth Opportunities Fund may invest up to 10% of its total assets at the time of purchase in emerging market countries. The Large Cap Growth Fund may invest up to 15% of its total assets at the time of purchase in securities of emerging market countries. The Diversified Small Cap Growth Fund may also invest in securities of companies in emerging market countries.

Investments in securities of issuers based in emerging market countries entail all of the risks of investing in foreign issuers to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.


CURRENCY EXCHANGE RATES. A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.


ADRS, ADSS, GDRS, EDRS AND CDRS. American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), and Global Depositary Receipts ("GDRs") may also be purchased by the Funds. EDRs, CDRs and GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs, GDRs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.


OPTIONS

A Fund may write (sell), to a limited extent, only covered call and put options ("covered options") in an attempt to increase income. However, the Fund may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

When a Fund writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Fund's custodian or by placing liquid securities in a segregated account at the Fund's custodian. When a Fund writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account or by earmarking assets at the Fund's custodian.

A Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Funds have adopted certain other nonfundamental policies concerning option transactions that are discussed below. A Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

OPTIONS ON STOCKS. A Fund may write or purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which a Fund owns the underlying stock sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying stock.

To close out a position when writing covered options, a Fund may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased.

OPTIONS ON SECURITIES INDEXES. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the Fund generally will only purchase or write such an option if the Sub-Advisor believes the option can be closed out.

Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the respective Sub-Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Sub-Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

When a Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account or by earmarking assets with the Fund's custodian.

Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple.

The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by a Fund of options on security indexes will be subject to the Sub-Advisor's ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

RELATED INVESTMENT POLICIES. A Fund may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Funds which may invest in foreign securities, on foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Options on foreign currencies may be written for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire, unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

The Funds may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RELATED INVESTMENT POLICIES. A Fund that invests in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when the Sub-Advisor anticipates that the currency will appreciate in value. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options ("OTC Options") will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

FORWARD CURRENCY CONTRACTS. Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Funds from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Each Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Sub-Advisor's long-term investment decisions, a Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Sub-Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund's ability to utilize forward currency contracts may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

BORROWING AND LENDING


BORROWING. The Funds may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law. The 1940 Act requires the Funds to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Funds would be required to reduce their borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. A Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets. To reduce their borrowings, the Funds might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Funds may have less net investment income during periods when its borrowings are substantial. The interest paid by the Funds on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

Certain of the Funds have adopted nonfundamental limitations which restrict circumstances in which and degree to which the Funds can engage in borrowing. The Large Cap Core Equity Fund will not borrow money (including through reverse repurchase agreements or forward roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Large Cap Core Equity Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, the Large Cap Core Equity Fund may not purchase any security while outstanding borrowings exceed 5%. The Mid Cap Growth Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Mid Cap Growth Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage. As a matter of current operating policy, the Diversified Small Cap Growth Fund and the Large Cap Growth Fund intend to borrow money only as a temporary measure for extraordinary or emergency purposes. The Large Cap Value Fund intends to borrow money only for temporary purposes to meet redemptions or to pay dividends. These policies are not fundamental and may be changed by the Board of Trustees without shareholder approval.


LENDING. By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

As a matter of current operating policy, the Large Cap Growth Fund intends to limit the amount of loans of portfolio securities to no more than 25% of its net assets. This policy may be changed by the Board of Trustees without shareholder approval.

OTHER INVESTMENT POLICIES

SWAP AGREEMENTS. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.


Swap agreements may involve leverage and may be highly volatile. Swap agreements may have a considerable impact on a Fund's performance, depending on how they are used. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Sub-Advisor, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of a Fund's other illiquid securities, to 15% of that Fund's net assets. Further, certain tax considerations may limit a Fund's ability to use swap agreements. See the section "Taxes" for more information.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, a Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

Securities purchased on a when issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Funds will enter into repurchase agreements that are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

REVERSE REPURCHASE AGREEMENTS AND FORWARD ROLL TRANSACTIONS. In a reverse repurchase agreement a Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage-backed securities and involve a repurchase of a substantially similar security. At the time the Fund enters into a reverse repurchase agreement or forward roll transaction it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements and forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements and forward roll transactions are considered to be borrowings by a Fund.

TEMPORARY INVESTMENTS. For temporary defensive purposes during periods when the Sub-Advisor believes that pursuing the Fund's basic investment strategy may be inconsistent with the best interests of its shareholders, a Fund may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

A Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.

MONEY MARKET INSTRUMENTS. A Fund may invest in money market instruments. Money market securities are high-quality, dollar-denominated, short-term instruments. They consist of (i) bankers' acceptances, certificates of deposit, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks;
(ii) U.S. Treasury obligations and obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

CONVERTIBLE SECURITIES. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

ASSET COVERAGE. To assure that a Fund's use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with its custodian containing liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. A Fund may purchase warrants and rights, provided that no Fund presently intends to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

SHORT-TERM TRADING. Short-term trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Fund in order to take advantage of what the Sub-Advisor believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of a Fund and its transaction costs.

DERIVATIVES. A Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Sub-Advisor will use derivatives only in circumstances where the Sub-Advisor believes they offer the most economic means of improving the risk/reward profile of the Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative. Tax considerations may limit a Fund's ability to invest in certain derivatives.


INITIAL PUBLIC OFFERINGS ("IPOS"). The Mid Cap Growth Fund, Growth Opportunities Fund, Large Cap Value Fund and Diversified Small Cap Growth Fund may invest in IPOs. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transactions costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited products.

MICRO CAP SECURITIES. The Diversified Small Cap Growth Fund, the Large Cap Value Fund and the Growth Opportunities Fund may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro cap companies. Micro cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers. Micro cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. In addition, micro cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers.


SECURITIES OF OTHER INVESTMENT COMPANIES. Such investments are subject to limitations prescribed by the 1940 Act unless a SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets would be invested in the aggregate in all investment companies. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.


The Advisor has received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the funds it manages to invest their uninvested cash or cash collateral in one or more affiliated money market funds. Each Fund (subject to its investment limitations) may invest up to 25% of its total assets in affiliated money market funds.

MAJORITY. As used in this SAI, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

RATING SERVICES. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, each Sub-Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees of the Trust. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but a Sub-Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectuses is set forth in the Appendix to this SAI.

INVESTMENT LIMITATIONS
----------------------

FUNDAMENTAL LIMITATIONS. The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

THE FUNDAMENTAL LIMITATIONS FOR THE FUNDS ARE:

      1. DIVERSIFICATION. For each diversified fund only, the Funds may not purchase securities of an issuer that would cause the Funds to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

      2. BORROWING MONEY. The Funds may not engage in borrowing except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

      3. UNDERWRITING. The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

      4. LOANS. The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities,
      (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

      5. REAL ESTATE. The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

      6. COMMODITIES. The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

      7. CONCENTRATION OF INVESTMENTS. The Funds may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

      8. SENIOR SECURITIES. The Funds may not issue senior securities except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

      1. Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

      2. Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

      3. Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

      4. Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

      5. Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

NONFUNDAMENTAL LIMITATIONS. The Trust, on behalf of each Fund, has adopted the following nonfundamental investment limitations as a matter of "operating policy." These limitations may be changed by the Board of Trustees without shareholder vote.

THE NONFUNDAMENTAL INVESTMENT LIMITATIONS FOR THE LARGE CAP CORE EQUITY FUND
ARE:

      1. BORROWING MONEY. The Fund will not borrow money (including through reverse repurchase agreements or forward roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, the Fund may not purchase any security while outstanding borrowings exceed 5%.

      2. PLEDGING. The Fund will not pledge, mortgage or hypothecate for any purpose in excess of 10% of its total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction.

      3. MARGIN PURCHASES. The Fund will not purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures.

      4. SELLING SECURITIES. The Fund will not sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

      5. INVESTING FOR CONTROL. The Fund will not invest for the purpose of exercising control or management.

      6. ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Fund's Board of Trustees has determined the commercial paper to be liquid; or (ii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Fund's Board of Trustees has determined that the commercial paper is equivalent quality and is liquid.

      7. RESTRICTED SECURITIES. The Fund will not invest more than 10% of its total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 144A securities deemed liquid by the Fund's Board of Trustees).

      8. SECURITIES OF ONE ISSUER. The Fund will not purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction.

      9. SHORT SALES. The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Fund has no current intention to engage in short selling).

      10. PURCHASE OF PUTS AND CALLS. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.

      11. WRITING OF PUTS AND CALLS. The Fund will not write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written).

      12. PUTS AND CALLS ON FUTURES. The Fund will not buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

THE NONFUNDAMENTAL INVESTMENT LIMITATION FOR THE MID CAP GROWTH FUND IS:

      1. BORROWING MONEY. The Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage.

THE NONFUNDAMENTAL INVESTMENT LIMITATIONS FOR THE GROWTH OPPORTUNITIES FUND ARE:

      1. ILLIQUID INVESTMENTS. The Fund will not purchase securities for which there are legal or contractual restrictions on resale or for which no readily available market exists (or engage in a repurchase agreement maturing in more than seven days) if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities.

      2. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information involving margin purchases.

      3. SHORT SALES. The Fund will not make short sales of securities.

NONFUNDAMENTAL 80% INVESTMENT POLICIES. Certain Funds have adopted nonfundamental 80% investment policies that may be changed by the Board of Trustees without shareholder approval. Shareholders will be provided with at least 60 days' prior notice of any change in a Fund's nonfundamental 80% investment policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

THE NONFUNDAMENTAL 80% INVESTMENT POLICIES FOR THE LARGE CAP GROWTH FUND, LARGE CAP CORE EQUITY FUND, MID CAP GROWTH FUND, LARGE CAP VALUE FUND AND DIVERSIFIED SMALL CAP GROWTH FUND ARE:

      1. LARGE CAP GROWTH FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of large cap companies.

      2. LARGE CAP CORE EQUITY FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of large cap companies.

      3. MID CAP GROWTH FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of mid cap companies.

      4. LARGE CAP VALUE FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of large cap companies.


      5. DIVERSIFIED SMALL CAP GROWTH FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of small cap companies.


With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money or investing in illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS
---------------------

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor are part of the "Touchstone Fund Complex." The Touchstone Fund Complex consists of the Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees."


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INTERESTED TRUSTEES(1):
-----------------------------------------------------------------------------------------------------------------------------------
          NAME               POSITION      TERM OF          PRINCIPAL OCCUPATION(S)           NUMBER                OTHER
         ADDRESS            HELD WITH       OFFICE                DURING PAST                OF FUNDS           DIRECTORSHIPS
      YEAR OF BIRTH           TRUST          AND                    5 YEARS                  OVERSEEN              HELD(4)
                                            LENGTH                                            IN THE
                                           OF TIME                                          TOUCHSTONE
                                          SERVED(2)                                            FUND
                                                                                            COMPLEX(3)
-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder           Trustee and   Until         President and CEO of IFS                  40        Director of LaRosa's
Touchstone                 President     retirement    Financial Services, Inc. (a                         (a restaurant chain),
Advisors, Inc                            at age 75     holding company).                                   Capital Analysts
303 Broadway                             or until                                                          Incorporated (an
Cincinnati, OH                           she resigns                                                       investment advisor and
Year of Birth: 1955                      or is                                                             broker-dealer),
                                         removed                                                           IFS Financial
                                                                                                           Services, Inc. (a
                                         Trustee                                                           holding company), IFS
                                         since 1999                                                        Fund Distributors (a
                                                                                                           broker-dealer),
                                                                                                           Integrity and National
                                                                                                           Integrity Life
                                                                                                           Insurance Co.,
                                                                                                           Touchstone Securities
                                                                                                           (the Trust's
                                                                                                           distributor),
                                                                                                           Touchstone Advisors
                                                                                                           (the Trust's
                                                                                                           investment advisor and
                                                                                                           administrator), W&S
                                                                                                           Brokerage Services (a
                                                                                                           broker-dealer) and W&S
                                                                                                           Financial Group
                                                                                                           Distributors (a
                                                                                                           distribution company.
-----------------------------------------------------------------------------------------------------------------------------------

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INDEPENDENT
TRUSTEES:
---------------------------------------------------------------------------------------------------------------------------------
         NAME             POSITION      TERM OF    PRINCIPAL OCCUPATION(S) DURING PAST 5       NUMBER              OTHER
       ADDRESS           HELD WITH      OFFICE                     YEARS                      OF FUNDS         DIRECTORSHIPS
    YEAR OF BIRTH          TRUST          AND                                                 OVERSEEN            HELD(4)
                                        LENGTH                                                 IN THE
                                        OF TIME                                              TOUCHSTONE
                                       SERVED(2)                                                FUND
                                                                                             COMPLEX(3)
---------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox           Trustee      Until        President and Chief Executive Officer         40        Director of
105 East Fourth Street                retirement   of Cox Financial Corp. (a financial                     Cincinnati Bell (a
Cincinnati, OH                        at age 75    services company).                                      communications
Year of Birth: 1947                   or until                                                             company), Bethesda
                                      he resigns                                                           Inc. (a hospital),
                                      or is                                                                Timken Co. (a
                                      removed                                                              manufacturing
                                                                                                           company), Diebold (a
                                      Trustee                                                              technology solutions
                                      since 1999                                                           company), and Ohio
                                                                                                           Business Alliance
                                                                                                           for Higher
                                                                                                           Education.
---------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner         Trustee      Until        Principal of HJL Enterprises (a               40        None
c/o Touchstone                        retirement   privately held investment company).
Advisors, Inc.                        at age 75
303 Broadway                          or until
Cincinnati, OH                        he resigns
Year of Birth: 1938                   or is
                                      removed

                                      Trustee
                                      since 1989
---------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann       Trustee      Until        Executive for Duro Bag Manufacturing          40        None
c/o Touchstone                        retirement   Co. (a bag manufacturer) from 2002
Advisors, Inc.                        at age 75    -2008. President of Shor Foundation
303 Broadway                          or until     for Epilepsy Research (a charitable
Cincinnati, OH                        he resigns   foundation)
Year of Birth: 1938                   or is
                                      removed

                                      Trustee
                                      since 2005
---------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg      Trustee      Until        Retired Partner of KPMG LLP (a                40        Trustee of
c/o Touchstone                        retirement   certified public accounting firm).                      Tri-Health Physician
Advisors, Inc.                        at age 75    Vice President of St. Xavier High                       Enterprise
303 Broadway                          or until     School.                                                 Corporation.
Cincinnati, OH                        he resigns
Year of Birth: 1934                   or is
                                      removed

                                      Trustee
                                      since 1999
---------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti          Trustee      Until        CEO, Chairman and Director of Avaton,         40        None
c/o Touchstone                        retirement   Inc. (a wireless entertainment
Advisors, Inc.                        at age 75    company) until 2006.  President of
303 Broadway                          or until     Cincinnati Biomedical (a life science
Cincinnati, OH                        he resigns   and economic development company)
Year of Birth: 1948                   or is        from 2003 - 2007. Chairman of
                                      removed      Integrated Media Technologies (a
                                                   media company)
                                      Trustee
                                      since 2002
---------------------------------------------------------------------------------------------------------------------------------


(1) Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an "interested person" of the Trust within the meaning of Section 2(a) (19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 6 series of the Trust, 4 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 11 variable annuity series of Touchstone Variable Series Trust, 11 series of Touchstone Funds Group Trust and 4 series of Touchstone Institutional Funds Trust.

(4) Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.

-----------------------------------------------------------------------------------------------------------
PRINCIPAL
OFFICERS:
-----------------------------------------------------------------------------------------------------------
             NAME                     POSITION           TERM OF OFFICE      PRINCIPAL OCCUPATION(S)
            ADDRESS              HELD WITH TRUST(1)      AND LENGTH OF         DURING PAST 5 YEARS
         YEAR OF BIRTH                                    TIME SERVED
-----------------------------------------------------------------------------------------------------------
Jill T. McGruder                 President            Until resignation,    See biography above.
Touchstone                                            removal or
Advisors, Inc.                                        disqualification
303 Broadway
Cincinnati, OH                                        President since
Year of Birth: 1955                                   2004; President
                                                      from 2000-2002
------------------------------------------------------------------------------------------------------------
Brian E. Hirsch                  Vice President and   Until resignation,    Senior Vice President and
Touchstone                       Chief Compliance     removal or            Chief Compliance Officer of
Advisors, Inc.                   Officer              disqualification      IFS Financial Services, Inc.
303 Broadway
Cincinnati, OH                                        Vice President
Year of Birth: 1956                                   since 2003
------------------------------------------------------------------------------------------------------------
William A. Dent                  Vice President       Until resignation,    Senior Vice President of
Touchstone                                            removal or            Touchstone Advisors, Inc.
Advisors, Inc.                                        disqualification
303 Broadway
Cincinnati, OH                                        Vice President
Year of Birth: 1963                                   since 2004
------------------------------------------------------------------------------------------------------------
Gregory A. Harris                Vice President       Until resignation,    Vice President-Fund
Touchstone Advisors, Inc.                             removal or            Administration of Touchstone
303 Broadway                                          disqualification      Investments; Managing
Cincinnati, OH                                                              Director, Fund Project
Year of Birth: 1968                                   Vice President        Services, Inc. 1998 - 2007.
                                                      since 2007
------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft             Controller           Until resignation,    Chief Financial Officer of IFS
Touchstone                       and Treasurer        removal or            Financial Services, Inc.
Advisors, Inc.                                        disqualification
303 Broadway
Cincinnati, OH                                        Controller since
Year of Birth: 1962                                   2000

                                                      Treasurer since 2003
------------------------------------------------------------------------------------------------------------
Jay S. Fitton                    Secretary            Until resignation,    Assistant Vice President and
JPMorgan.                                             removal or            Senior Counsel at JPMorgan
303 Broadway                                          disqualification      Chase Bank, N.A.
Cincinnati, OH
Year of Birth: 1970                                   Secretary since
                                                      2006. Assistant
                                                      Secretary from
                                                      2002 - 2006
------------------------------------------------------------------------------------------------------------


(1) Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.

(2) The Touchstone Fund Complex consists of 6 series of the Trust, 4 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 11 variable annuity series of Touchstone Variable Series Trust, 11 series of Touchstone Funds Group Trust and 4 series of Touchstone Institutional Funds Trust.

TRUSTEE OWNERSHIP IN THE TOUCHSTONE FUNDS


The following table reflects the Trustees' beneficial ownership in the Funds and the Touchstone Fund Complex as of December 31, 2008.

                             DOLLAR RANGE OF        DOLLAR RANGE OF         DOLLAR RANGE OF         DOLLAR RANGE OF
                            EQUITY SECURITIES      EQUITY SECURITIES       EQUITY SECURITIES       EQUITY SECURITIES
                                    IN                     IN                     IN                      IN
                              THE LARGE CAP          THE LARGE CAP            THE GROWTH              THE MID CAP
                               GROWTH FUND          CORE EQUITY FUND         OPPORTUNITIES            GROWTH FUND
                                                                                 FUND
                          ----------------------------------------------------------------------------------------------
Phillip R. Cox                     None                   None                   None                    None
H. Jerome Lerner            $10,001 - $50,000             None                   None                    None
Jill T. McGruder            $50,001 - $100,000     $50,001 - $100,000        $1 - $10,000          $10,001 - $50,000
Donald C. Siekmann            Over $100,000               None                   None             $50,001 - $100,000
Robert E. Stautberg         $50,001 - $100,000            None                   None             $50,001 - $100,000
John P. Zanotti             $10,001 - $50,000      $10,001 - $50,000         $1 - $10,000            $1 - $10,000

                               DOLLAR RANGE OF           DOLLAR RANGE OF           AGGREGATE DOLLAR
                            EQUITY SECURITIES IN      EQUITY SECURITIES IN         RANGE OF EQUITY
                                THE LARGE CAP            THE DIVERSIFIED          SECURITIES IN THE
                                 VALUE FUND             SMALL CAP GROWTH           TOUCHSTONE FUND
                                                              FUND                    COMPLEX(1)
                          -------------------------------------------------------------------------------
Phillip R. Cox                      None                      None                       None
H. Jerome Lerner                    None                      None                  Over $100,000
Jill T. McGruder                $1 - $10,000              $1 - $10,000              Over $100,000
Donald C. Siekmann                  None                      None                  Over $100,000
Robert E. Stautberg                 None                      None                  Over $100,000
John P. Zanotti                     None                      None                $10,001 - $50,000


(1) The Touchstone Fund Complex consists of 6 series of the Trust, 4 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 11 series of Touchstone Funds Group Trust, 4 series of Touchstone Institutional Funds Trust and 11 variable annuity series of Touchstone Variable Series Trust.

TRUSTEE COMPENSATION


The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended March 31, 2009.

                                                        AGGREGATE COMPENSATION
                                     COMPENSATION       FROM THE TOUCHSTONE FUND
NAME                                FROM TRUST(1)              COMPLEX(1,2)
----                                -------------              ------------
Philip R. Cox                           $13,833                 $83,000
H. Jerome Lerner                        $12,333                 $74,000
Jill T. McGruder                         None                    None
Donald C. Siekmann                      $13,083                 $78,500
Robert E. Stautberg                     $12,166                 $73,000
John P. Zanotti                         $12,833                 $77,000

(1) The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan that allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Family of Funds during the fiscal year ended March 31, 2009 is as follows:
      Robert E. Stautberg - $20,000.


(2) The Touchstone Fund Complex consists of 6 series of the Trust, 4 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 11 series of Touchstone Funds Group Trust, 4 series of Touchstone Institutional Funds Trust and 11 variable annuity series of Touchstone Variable Series Trust.

Each Independent Trustee receives a quarterly retainer of $9,500 and a fee of $4,500 for each Board meeting attended in person and $1,500 for attendance by telephone. Each Committee member receives a fee of $2,250 for each committee meeting attended in person and $1,500 for attendance by telephone. The lead Trustee receives an additional $3,000 quarterly retainer. The Committee Chairmen receive an additional $1,500 - $2,000 quarterly retainer, depending on the committee. All fees are split equally among the Trusts comprising the Touchstone Fund Complex.

STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.


AUDIT COMMITTEE. Messrs. Siekmann and Stautberg are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended March 31, 2009, the Audit Committee held four meetings.

GOVERNANCE COMMITTEE. Messrs. Cox, Lerner and Zanotti are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust's compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. During the fiscal year ended March 31, 2009, the Governance Committee held four meetings.


In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to John P. Zanotti, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

THE INVESTMENT ADVISOR
----------------------

INVESTMENT ADVISOR. Touchstone Advisors, Inc. (the "Advisor"), is the Funds' investment manager and administrator. The Advisor is a wholly owned subsidiary of IFS Financial Services, Inc., which is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly owned subsidiary of Western - Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor. Ms. McGruder, by reason of such affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

INVESTMENT ADVISORY AGREEMENT. Under the terms of the investment advisory agreement between the Trust and the Advisor, the Advisor appoints and supervises each Sub-Advisor, reviews and evaluates the performance of the Sub-Advisors and determines whether or not a Sub-Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Fund pays the Advisor a fee computed and accrued daily and paid monthly at an annual rate as shown below:

Mid Cap Growth Fund                 0.80%

LargeCap Core Equity Fund           0.65% on the first $100 million
                                    0.60% from $100 million to $200 million
                                    0.55% from $200 million to $300 million
                                    0.50% thereafter

Large Cap Growth Fund               0.75% on the first $200 million
                                    0.70% from $200 million to $1 billion
                                    0.65% thereafter

Growth Opportunities Fund           0.83% on the first $500 million
                                    0.80% from $500 million to $1 billion
                                    0.75% thereafter

Large Cap Value Fund                0.75%

Diversified Small Cap               1.05%
Growth Fund

Each Fund shall pay the expenses of its operation, including but not limited to
(i) charges and expenses of outside pricing services, (ii) the charges and expenses of auditors; (iii) the charges and expenses of its custodian, transfer agent and administrative agent appointed by the Trust with respect to a Fund;
(iv) brokers' commissions, and issue and transfer taxes chargeable to a Fund in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Funds with the SEC, state or blue sky securities agencies and foreign countries; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of the Independent Trustees of the Trust; (x) compliance fees and expenses; and (xi) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor is paid by the Advisor.

By its terms, the Funds' investment advisory agreement will remain in force for an initial period of two years and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Funds' investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, or by the Advisor. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

EXPENSE LIMITATION AGREEMENT. Pursuant to an Expense Limitation Agreement between the Advisor and the Trust, the Advisor has agreed to waive advisory fees and/or reimburse expenses in order to limit the Funds' net expenses as follows:

--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND                         1.25% for Class A shares
--------------------------------------------------------------------------------
                                              2.00% for Class B shares
--------------------------------------------------------------------------------
                                              2.00% for Class C shares
--------------------------------------------------------------------------------
                                              0.99% for Class Y shares
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                           1.50% for Class A shares
--------------------------------------------------------------------------------
                                              2.25% for Class B shares
--------------------------------------------------------------------------------
                                              2.25% for Class C shares
--------------------------------------------------------------------------------
                                              1.25% for Class Y shares
--------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND                    1.15% for Class A shares
--------------------------------------------------------------------------------
                                              1.90% for Class C shares
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND                          1.35% for Class A shares
--------------------------------------------------------------------------------
                                              2.10% for Class C shares
--------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND                     1.24% for Class A shares
--------------------------------------------------------------------------------
                                              1.99% for Class C shares
--------------------------------------------------------------------------------
                                              0.99% for Class Y shares
--------------------------------------------------------------------------------
                                              0.84% for Institutional shares
--------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP GROWTH FUND             1.40% for Class A shares
--------------------------------------------------------------------------------
                                              2.15% for Class C shares
--------------------------------------------------------------------------------
                                              1.15% for Class Y shares
--------------------------------------------------------------------------------


These fee waivers and expense limitations will remain in effect until at least July 31, 2010.


SPONSOR AGREEMENT. Prior to January 1, 2007, the Advisor and the Trust entered into a Sponsor Agreement on behalf of all Funds except the Large Cap Growth Fund and the Growth Opportunities Fund. Under the Sponsor Agreement, the Advisor provided certain management support and administrative oversight services to the Funds in exchange for payment of a sponsor fee of 0.20% of a Fund's average daily net assets. The Sponsor Agreement also provided that the Advisor would waive a portion of its fees and/or reimburse Fund expenses in order to limit a Fund's net operating expenses to the amounts stated in the Sponsor Agreement. On January 1, 2007, the Sponsor Agreement was terminated and the Funds are no longer subject to any sponsor fees. The expense limitations contained in the Sponsor Agreement are now provided in the Expense Limitation Agreement.

ADVISORY FEES, SPONSOR FEES AND FEE WAIVERS. Set forth below are the advisory and sponsor fees incurred by the Funds during the last three fiscal periods. The Advisor has contractually agreed to waive fees and reimburse certain expenses, as indicated in the footnotes below:


                                                    FOR THE                FOR THE               FOR THE
                                                     YEAR                   YEAR                   YEAR
ADVISORY FEES                                        ENDED                  ENDED                 ENDED
                                                   03/31/09               03/31/08               03/31/07
                                              --------------------  -------------------- ----------------------
Mid Cap Growth Fund(1)                            $6,821,984             $9,248,908             $8,436,781
Growth Opportunities Fund(2)                       $341,272               $488,853               $705,662
Large Cap Core Equity Fund(3)                      $432,371               $653,058               $474,047
Large Cap Value Fund(4)                            $133,724               $348,118               $204,009
Large Cap Growth Fund(5)                          $7,181,753             $7,064,421             $7,703,319

                                                    FOR THE                FOR THE                FOR THE
                                                     YEAR                   YEAR                   PERIOD
                                                     ENDED                  ENDED                09/06/06 -
                                                   03/31/09               03/31/08                03/31/07
Diversified Small Cap Growth Fund(6)               $321,173               $181,305               $65,039

                                                    FOR THE
                                                     YEAR
SPONSOR FEES                                         ENDED
                                                    03/31/07
                                              --------------------
Mid Cap Growth Fund(1)                            $1,555,989
Large Cap Core Equity Fund(3)                       $95,624
Large Cap Value Fund(4)                             $34,389


                                                 FOR THE PERIOD
                                                09/06/06-3/31/07
                                              --------------------
Diversified Small Cap Growth Fund(6)                $6,767


(1) Pursuant to a Sponsor Agreement and/or an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $348,150, $18,858 and $373,593 for the fiscal years ended March 31, 2009, 2008 and 2007, respectively.

(2) Pursuant to an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $201,285, $190,556 and $35,763 for the fiscal years ended March 31, 2009, 2008 and 2007, respectively.

(3) Pursuant to a Sponsor Agreement and/or an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $98,799, $108,062 and $170,908 for the fiscal years ended March 31, 2009, 2008 and 2007, respectively.

(4) Pursuant to a Sponsor Agreement and/or an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $100,984, $84,361 and $131,921 for the fiscal years ended March 31, 2009, 2008 and 2007, respectively.

(5) Pursuant to an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $924,129, $848,156 and $728,209 for the fiscal years ended March 31, 2009, 2008 and 2007, respectively.

(6) Pursuant to a Sponsor Agreement and/or an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $239,019 for the fiscal year ended March 31, 2009, $110,734 for the fiscal year ended March 31, 2008 and $74,361 for the period from September 6, 2006 to March 31, 2007.


ADMINISTRATION AGREEMENT. Effective January 1, 2007, the Advisor began providing administrative services to the Trust under an Administration Agreement. The Advisor supervises the performance of the service providers, provides performance and compliance reports, supervises the disbursement of expenses and assists with the development of new series. The Administration Agreement provides that the Trust will pay an administrative fee to the Advisor of 0.20% of aggregate net assets up to $6 billion; 0.16% of the next $4 billion of aggregate net assets and 0.12% on assets in excess of 10 billion. Aggregate net assets include the average daily net assets of all series of Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Funds Group Trust and Touchstone Investment Trust, except the TINT Institutional Money Market Fund. The Advisor has sub-contracted certain administrative and accounting services to JPMorgan and pays JPMorgan a sub-administrative fee out of its administrative fee. (See "Transfer and Sub-Administrative Agent" in this SAI).

THE SUB-ADVISORS
----------------


The Advisor has retained one or more Sub-Advisor(s) to serve as the discretionary portfolio manager(s) of each Fund. The Sub-Advisor selects the portfolio securities for investment by a Fund, purchases and sells securities of a Fund and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Advisor. For their respective services, the Sub-Advisors receive a fee from the Advisor. As described in the Prospectus, each Sub-Advisor receives base investment sub-advisory fees with respect to each Fund that it sub-advises. Each Sub-Advisor's base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund's average net assets allocated to the Sub-Advisor during the current month.


The Advisor paid to the Sub-Advisors the following amounts for each Fund for the periods indicated:


                                                          FOR THE          FOR THE          FOR THE
                                                        FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                                                           ENDED            ENDED            ENDED
                                                          03/31/09         03/31/08         03/31/07
                                                      --------------------------------------------------
Mid Cap Growth Fund - TCW                                $1,751,312       $2,568,921      $2,470,247
                    - Westfield                          $2,506,585       $3,210,000      $2,817,252
Large Cap Growth Fund - Navellier                        $4,027,547       $3,976,088      $4,321,638
Large Cap Core Equity Fund - Todd/Veredus                 $215,824         $326,436        $200,757
Growth Opportunities Fund - Mastrapasqua                     $0               $0           $160,341
                          - Westfield*                    $198,950         $292,708        $253,053
Large Cap Value Fund - JS Asset Management                $71,033          $185,539        $109,162

                                                          FOR THE          FOR THE          FOR THE
                                                        FISCAL YEAR      FISCAL YEAR        PERIOD
                                                           ENDED            ENDED          09/06/06 -
                                                          03/31/08         03/31/08         03/31/07
                                                      -------------------------------------------------
Diversified Small Cap Growth Fund - Ft. Washington        $152,644         $81,860          $24,907


* Since Westfield replaced Mastrapasqua as Sub-Advisor to the Growth Opportunities Fund on July 18, 2006, Touchstone paid sub-advisory fees to both Mastrapasqua and Westfield for the fiscal year ended March 31, 2007.

The services provided by the Sub-Advisors are paid for wholly by the Advisor. The compensation of any officer, director or employee of the Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor.

Each sub-advisory agreement will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. A sub-advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, by the Advisor, or by the Sub-Advisor. Each sub-advisory agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change non-affiliated Sub-Advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. Shareholders of a Fund will be notified of any changes in its Sub-Advisor. Shareholders of the Mid Cap Growth Fund have not yet approved the implementation of the order with respect to the Fund and the Mid Cap Growth Fund will obtain shareholder approval to select or change sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements.


SUB-ADVISOR CONTROL. Listed below is a description of the persons or entities that control the Sub-Advisors.


WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P. is a partnership jointly owned by its management team owners and by Boston Private Financial Holdings, Inc., a publicly traded company listed on the NASDAQ exchange.


TCW INVESTMENT MANAGEMENT COMPANY is a subsidiary of The TCW Group, Inc. The TCW Group, Inc. is a subsidiary of Societe Generale Asset Management S.A., which is owned by Societe Generale S.A.

NAVELLIER & ASSOCIATES, INC.'S majority and primary owner is Louis G. Navellier.

TODD/VEREDUS ASSET MANAGEMENT, LLC is a majority employee owned LLC based in Louisville, Kentucky.

FORT WASHINGTON INVESTMENT ADVISORS, INC. is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of Fort Washington Investment Advisors, Inc.

JS ASSET MANAGEMENT, LLC is controlled by John Schneider.

PORTFOLIO MANAGERS
------------------


The following charts list the Funds' portfolio managers, the number of their other managed accounts per investment category, the total assets in each category of managed accounts and the beneficial ownership in the Fund(s) managed at the end of the March 31, 2009 fiscal year. Listed below the charts is (i) a description of accounts managed where the advisory fee is based on the performance of the account, if any, (ii) a description of the portfolio managers' compensation structure as of March 31, 2009, and (iii) a description of any material conflicts that may arise in connection with the portfolio manager's management of the Fund's investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager.


MID CAP GROWTH FUND - TCW INVESTMENT MANAGEMENT COMPANY
                      WESTFIELD CAPITAL MANAGEMENT COMPANY, LP


                                                 OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER                  TYPE OF ACCOUNT         NUMBER        TOTAL                  BENEFICIAL
                                                           OF            ASSETS IN              OWNERSHIP
                                                           ACCOUNTS      ACCOUNTS               IN FUND
----------------------------------------------------------------------------------------------------------------------
Susan Suvall                 Registered Investment              4        $253.3 Million         None
(TCW)                        Companies
-----------------------------------------------------------------------------------------
                             Other Pooled                       9        $236.7 Million
                             Investment Vehicles
-----------------------------------------------------------------------------------------
                             Other Accounts                     13       $554.0 Million
----------------------------------------------------------------------------------------------------------------------
John A. Gibbons              Registered Investment              4        $253.3 Million         None
(TCW)                        Companies
-----------------------------------------------------------------------------------------
                             Other Pooled                       9        $236.7 Million
                             Investment Vehicles
-----------------------------------------------------------------------------------------
                             Other Accounts                     13       $554.0 Million
----------------------------------------------------------------------------------------------------------------------
William Muggia (Westfield)   Registered Investment              9        $1,560,671,394         None
                             Companies
-----------------------------------------------------------------------------------------
                             Other Pooled                       12       $589,050,730
                             Investment Vehicles
-----------------------------------------------------------------------------------------
                             Other Accounts                    563       $5,691,078,116

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Arthur Bauernfeind           Registered Investment              9        $1,560,671,394         None
(Westfield)                  Companies
-----------------------------------------------------------------------------------------
                             Other Pooled                       9        $248,311,045
                             Investment Vehicles
-----------------------------------------------------------------------------------------
                             Other Accounts                    562       $5,665,747,998

----------------------------------------------------------------------------------------------------------------------
Ethan Meyers                 Registered Investment              9        $1,560,671,394         None
(Westfield)                  Companies
-----------------------------------------------------------------------------------------
                             Other Pooled                       9        $248,311,045
                             Investment Vehicles
-----------------------------------------------------------------------------------------
                             Other Accounts                    559       $5,641,005,991

----------------------------------------------------------------------------------------------------------------------
Scott Emerman                Registered Investment              9        $1,560,671,394         None
(Westfield)                  Companies
-----------------------------------------------------------------------------------------
                             Other Pooled                       9        $248,311,045
                             Investment Vehicles
-----------------------------------------------------------------------------------------
                             Other Accounts                    560       $5,641,892,918

----------------------------------------------------------------------------------------------------------------------
Matthew Strobeck             Registered Investment              9        $1,560,671,394         None
(Westfield)                  Companies
-----------------------------------------------------------------------------------------
                             Other Pooled                       9        $248,311,045
                             Investment Vehicles
-----------------------------------------------------------------------------------------
                             Other Accounts                    562       $5,660,056,143
----------------------------------------------------------------------------------------------------------------------

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE (TCW). Mr. Gibbons and Ms. Suvall co-manage 3 "Pooled Investment Vehicles" where the advisory fee is based on the performance of the account. The total assets in the "Pooled Investment Vehicles" are $17.3 million.

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE (WESTFIELD). The investment team manages 15 other accounts and one pooled investment vehicle (limited partnership) where the advisory fee is partially based on performance. The total assets for the 15 accounts and the pooled vehicle are $519,271,920 and $13,374,781, respectively. Additionally, Mr. Muggia is the manager of three pooled investment vehicles (limited partnerships) where the advisory fee is based either in part or fully on the performance of the account. The total assets in these vehicles are $340,739,686.

COMPENSATION STRUCTURE (TCW). The overall objective of the compensation program for portfolio managers is for TCW to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and TCW and its affiliates within The TCW Group (collectively, "TCW"). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation ("profit sharing"), bonus and equity incentive participation in TCW's immediate parent, The TCW Group, Inc. and/or ultimate parent, Societe Generale ("equity incentives"). Profit sharing and equity incentives generally represent most of the portfolio managers' compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager's compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the TCW Funds, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus, except in the case of the Growth Insights Fund where profit sharing of managers is tied to the full menu of TCW-managed equity products that outperform their associated benchmarks. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds. In the case of the Equities and Focused Equities Funds, which have two benchmarks, the Russell 1000 Value is used.

Certain accounts of TCW (but not the Funds) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers' profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities such as those employed in the Funds, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW's "alpha" strategies" , performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. "Alpha strategies" are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation techniques, that include the use of options, forwards and derivative instruments. "Alternative investment strategies" include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by the Funds or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. All portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Societe Generale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW's annual financial performance as a whole. Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager's contribution to the success of TCW. Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in Societe Generale's Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are direct stockholders of TCW and/or Societe Generale, as well.

Other Plans and Compensation Vehicles. Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW's 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

COMPENSATION STRUCTURE (WESTFIELD). The compensation for members of the Investment Committee is composed of various components of compensation:

      o Investment Committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee's performance assessment.

      o Investment Committee members may be eligible to receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee's individual performance attribution and overall contribution to the investment performance of Westfield.

      o Investment Committee members may be eligible to receive a bonus pool distribution award. This award is derived from a bonus pool based on 40% of the operating profit of Westfield. Individual awards are determined by a member's overall performance within the firm, including contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm.

      o Investment Committee members may receive equity interests in the future profits of Westfield. The members of Westfield's management team who received equity interests in the firm entered into agreements restricting post-employment competition and solicitation of clients or employees of Westfield. This compensation was in addition to their competitive salary and performance based bonus and cliff-vests over five years.

Additionally, as manager of four limited partnerships, William Muggia is entitled to receive a portion of any performance fees earned on the partnerships. Mr. Muggia is also granted discretion to award a portion of any performance based fees earned by such limited partnerships to any member of Westfield.


CONFLICTS OF INTEREST (TCW). Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager's fee sharing percentage with respect to the Fund. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund.


CONFLICTS OF INTEREST (WESTFIELD). Westfield seeks to identify areas of potential conflicts of interest resulting from managing both the Fund and other accounts and has adopted polices and procedures to address such potential conflicts.

The management of multiple accounts may result in allocating unequal attention and time to the management of each account if each has different objectives, benchmarks, time horizons, and fees as the investment committee must allocate their time and investment ideas across multiple accounts. All investment decisions for client accounts are made at the product level by the Investment Committee. Once a recommendation has been approved, all eligible accounts are allocated shares on a pro-rata basis until the trade order is complete.

A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. From time to time, the same securities may be recommended for both types of accounts. If this is the case, the securities are allocated in a manner Westfield believes to be fair and equitable to all effected funds and accounts. Although Westfield seeks best execution for security transactions, a potential conflict can exist in determining which broker to use to execute transaction orders because Westfield may be limited by a client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. To fulfill our obligation to seek best execution, while satisfying client directed brokerage arrangements, Westfield may bundle directed broker orders with non-directed broker orders, and then utilize step out trades to satisfy the direction. If a client directed brokerage arrangement does not allow the use of step-out trades, such orders will typically go last.

In selecting a broker to execute a transaction for a client account, Westfield may take into account services or benefits provided to Westfield by the broker (or by any other party pursuant to an arrangement with the broker), only when ALL of the following conditions are satisfied:

      1.    Westfield is exercising investment discretion in the transaction.

      2.    The client obtains best execution.

      3. The only compensation to the broker for executing the transaction is a disclosed commission. (That is, the broker is not dealing out of inventory, acting as a market maker in the security or otherwise charging an undisclosed markup or spread).

      4. Westfield has determined, in good faith, that the amount of commission on the transaction is reasonable in relation to the value of the research services provided by the broker, viewed in terms of either that transaction or Westfield's overall responsibilities to its discretionary client accounts.

Westfield's Portfolio Strategist serves as the control person, with oversight by the Chief Investment Officer and Chief Compliance Officer, for commission allocation and the review, approval, and hiring of research services. The Investment Committee discusses research services quarterly to ensure we are extracting the most value from the services to which we subscribe. The IC reviews and approves research services prior to the hiring of such services.

In September 2006, Mr. Matthew Strobeck was elected to the Board of Directors of Metabolix, Inc. ("Metabolix"), a publicly traded biotech company headquartered in Cambridge, Massachusetts. Westfield will purchase or sell Metabolix securities for certain accounts only during specified time periods ("trading windows") defined by Metabolix's trading window/blackout policy. Due to the restrictions imposed by Metabolix's trading window/blackout period policy, Westfield trades Metabolix securities only in its affiliated limited partnerships. The same trading windows apply to transactions in Westfield employees' personal investment accounts, which are regulated by the firm's Code of Ethics.


LARGE CAP CORE EQUITY FUND - TODD/VEREDUS ASSET MANAGEMENT, LLC


                                                 OTHER ACCOUNTS MANAGED
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO                         TYPE OF ACCOUNT          NUMBER         TOTAL                 BENEFICIAL
MANAGER                                                    OF             ASSETS IN             OWNERSHIP
                                                           ACCOUNTS       ACCOUNTS              IN FUND
-------------------------------------------------------------------------------------------------------------------
Curtiss Scott             Registered Investment                  1        $42.8 Million         $100,001-
                          Companies                                                             $500,000
-----------------------------------------------------------------------------------------
                          Other Pooled Investment                0        $0
                          Vehicles
-----------------------------------------------------------------------------------------
                          Other Accounts                        74        $1.5 Billion
-------------------------------------------------------------------------------------------------------------------
John White                Registered Investment                  5        $135.8 Million        $100,001-
                          Companies                                                             $500,000
-----------------------------------------------------------------------------------------
                          Other Pooled Investment                0        $0
                          Vehicles
-----------------------------------------------------------------------------------------
                          Other Accounts                        70        $1.4 Billion
-------------------------------------------------------------------------------------------------------------------

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. None

COMPENSATION STRUCTURE. Each portfolio manager is paid a fixed base salary and short-term bonus arrangement. The specific compensation a portfolio manger receives from the short-term bonus pool is based primarily on the firm's profitability and secondarily on how each individual contributes to the organization. Portfolio managers are also owners of the firm and will receive equity distributions from time to time from the LLC.


CONFLICTS OF INTEREST. Todd/Veredus believes the management of its accounts, including the Fund, does not present any material conflicts of interest in either the devotion of time, attention or the allocation of investment opportunities. The Fund tracks Todd/Veredus' flagship strategy and holds identical positions. Todd/Veredus concentrates on larger capitalization, well-traded securities. Allocation of investment opportunities is not an issue within this universe.


LARGE CAP GROWTH FUND - NAVELLIER & ASSOCIATES, INC.


                                                    OTHER ACCOUNTS MANAGED
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO                         TYPE OF ACCOUNT          NUMBER OF        TOTAL                BENEFICIAL
MANAGER                                                    ACCOUNTS         ASSETS IN            OWNERSHIP
                                                                            ACCOUNTS             IN FUND
-----------------------------------------------------------------------------------------------------------------------
Louis Navellier           Registered Investment                   2         $35 Million          $500,001-$1,000,000
                          Companies
--------------------------------------------------------------------------------------------
                          Other Pooled Investment                 0         $0
                          Vehicles
--------------------------------------------------------------------------------------------
                          Other Accounts                        6,455       $2.37 Billion
-----------------------------------------------------------------------------------------------------------------------
Shawn Price               Registered Investment                   1         $6 Million           $100,001-$500,000
                          Companies
--------------------------------------------------------------------------------------------
                          Other Pooled Investment                 0         $0
                          Vehicles
--------------------------------------------------------------------------------------------
                          Other Accounts                        5,710       $2.24 Billion
-----------------------------------------------------------------------------------------------------------------------

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. Mr. Navellier manages 107 other accounts where the advisory fee is based on the performance of the account. The total assets in these accounts are $22.92 million. Mr. Price manages 31 other accounts where the advisory fee is based on the performance of the account. The total assets in these accounts are $5.80 million.

COMPENSATION STRUCTURE. Portfolio managers receive a fixed base salary and incentive compensation. Incentive compensation is based upon the asset growth of the portfolio(s) for which they are responsible. Incentive compensation is based upon reaching certain asset levels and is measured on a quarterly basis. Incentive compensation is paid as a percentage of the management fees received from those portfolios for which the portfolio manager is directly responsible. Portfolio managers are eligible to participate in Navellier's stock ownership program. Stock is granted to key employees dependent upon various measures such as asset growth and performance.

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as a pooled investment vehicle or other account with a performance based fee. Navellier manages separate managed accounts that conform to the same investment model as the Fund; however a portfolio manager is not compensated differently on other account types. Additionally, the portfolio manager issues orders to buy and sell securities to Navellier's Trading Department and does not give specific instructions as to whether a particular account should receive priority in the trading process.

GROWTH OPPORTUNITIES FUND - WESTFIELD CAPITAL MANAGEMENT COMPANY, LP


                                                    OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO                          TYPE OF ACCOUNT         NUMBER        TOTAL                  BENEFICIAL
MANAGER                                                    OF            ASSETS IN              OWNERSHIP
                                                           ACCOUNTS      ACCOUNTS               IN FUND
----------------------------------------------------------------------------------------------------------------------
William Muggia              Registered Investment               9        $1,883,280,955         None
                            Companies
-------------------------------------------------------------------------------------------
                            Other Pooled                        12       $589,050,730
                            Investment Vehicles
-------------------------------------------------------------------------------------------
                            Other Accounts                     563       $5,691,078,116

----------------------------------------------------------------------------------------------------------------------
Arthur Bauernfeind          Registered Investment               9        $1,883,280,955         None
                            Companies
-------------------------------------------------------------------------------------------
                            Other Pooled                        9        $248,311,045
                            Investment Vehicles
-------------------------------------------------------------------------------------------
                            Other Accounts                     562       $5,665,747,998

----------------------------------------------------------------------------------------------------------------------
Ethan Meyers                Registered Investment               9        $1,883,280,955         None
                            Companies
-------------------------------------------------------------------------------------------
                            Other Pooled                        9        $248,311,045
                            Investment Vehicles
-------------------------------------------------------------------------------------------
                            Other Accounts                     559       $5,641,005,991

----------------------------------------------------------------------------------------------------------------------
Scott Emerman               Registered Investment               9        $1,883,280,955         None
                            Companies
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                            Other Pooled                        9        $248,311,045
                            Investment Vehicles
-------------------------------------------------------------------------------------------
                            Other Accounts                     560       $5,641,892,918

----------------------------------------------------------------------------------------------------------------------
Matthew Strobeck            Registered Investment               9        $1,883,280,955         None
                            Companies
-------------------------------------------------------------------------------------------
                            Other Pooled                        9        $248,311,045
                            Investment Vehicles
-------------------------------------------------------------------------------------------
                            Other Accounts                     562       $5,660,056,143
----------------------------------------------------------------------------------------------------------------------


ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. See description under "Mid Cap Growth Fund (Westfield)."

COMPENSATION STRUCTURE. See description under "Mid Cap Growth Fund (Westfield)."

CONFLICTS OF INTEREST. See description under "Mid Cap Growth Fund (Westfield)."

LARGE CAP VALUE FUND - JS ASSET MANAGEMENT, LLC


                                                     OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER                TYPE OF ACCOUNT           NUMBER         TOTAL                 BENEFICIAL
                                                           OF             ASSETS IN             OWNERSHIP
                                                           ACCOUNTS       ACCOUNTS              IN FUND
----------------------------------------------------------------------------------------------------------------------
John Schneider          Registered Investment                    4        $40.4 Million                 None
                        Companies
-------------------------------------------------------------------------------------------
                        Other Pooled Investment                  2        $14.0 Million
                        Vehicles
-------------------------------------------------------------------------------------------
                        Other Accounts                           6        $84.6 Million
----------------------------------------------------------------------------------------------------------------------

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. Mr. Schneider manages 1 "Pooled Investment Vehicle" where the advisory fee is based on the performance of the account. The total assets in this account are $2.0 million.

COMPENSATION STRUCTURE. Mr. Schneider is entitled to receive a fixed salary. There is currently no bonus structure in place for Mr. Schneider. Mr. Schneider's compensation package also includes amounts paid by certain accounts subject to performance-based fee arrangements. Furthermore, Mr. Schneider, as a majority shareholder of JS Asset Management, LLC, may receive additional compensation based on the net earnings of the firm. This additional compensation would not be considered a bonus as it would represent the distribution of profits proportionate to Mr. Schneider's ownership in the firm.

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when Mr. Schneider has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts and the inability to allocate limited investment opportunities across a broad band of accounts. While Mr. Schneider manages one account that is entitled to receive a performance-based adjustment, JSAM does not believe that such adjustment presents a significant incentive for JSAM to unfairly favor such accounts because JSAM has a policy to manage each account based on its investment objectives and related restrictions. JSAM has adopted policies and procedures reasonably designed to allocate investment opportunities across all accounts, generally on a pro rata basis.

DIVERSIFIED SMALL CAP GROWTH FUND - FORT WASHINGTON INVESTMENT ADVISORS, INC.


                                                   OTHER ACCOUNTS MANAGED
-------------------------------------------------------------------------------------------------------------------------
                        TYPE OF ACCOUNT                       NUMBER           TOTAL                  BENEFICIAL
PORTFOLIO                                                       OF           ASSETS IN                 OWNERSHIP
MANAGER                                                      ACCOUNTS        ACCOUNTS                   IN FUND
-------------------------------------------------------------------------------------------------------------------------
Richard R.              Registered Investment                    1        $119.2 Million           $100,001-$500,000
Jandrain III            Companies
-----------------------------------------------------------------------------------------------
                        Other Pooled Investment                  0        0
                        Vehicles
-----------------------------------------------------------------------------------------------
                        Other Accounts                          10        $251.7 Million
-------------------------------------------------------------------------------------------------------------------------
Daniel J.               Registered Investment                    1        $119.2 Million           $50,001 - $100,000
Kapusta                 Companies
-----------------------------------------------------------------------------------------------
                        Other Pooled Investment                  0        0
                        Vehicles
-----------------------------------------------------------------------------------------------
                        Other Accounts                          10        $251.7 Million
-------------------------------------------------------------------------------------------------------------------------
David K.                Registered Investment                    1        $119.2 Million           $10,001 - $50,000
Robinson                Companies
-----------------------------------------------------------------------------------------------
                        Other Pooled Investment                  0        0
                        Vehicles
-----------------------------------------------------------------------------------------------
                        Other Accounts                          10        $251.7 Million
-------------------------------------------------------------------------------------------------------------------------
Bihag Patel             Registered Investment                    1        $119.2 Million           $10,001 - $50,000
                        Companies
-----------------------------------------------------------------------------------------------
                        Other Pooled Investment                  0        0
                        Vehicles
-----------------------------------------------------------------------------------------------
                        Other Accounts                          10        $251.7 Million
-------------------------------------------------------------------------------------------------------------------------


ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE.  None

COMPENSATION STRUCTURE. All of Fort Washington's portfolio managers receive a fixed base salary and annual performance bonuses. Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon. Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients. Additionally a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule. The structure includes long-term vesting provisions. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm's President and approved by the Board of Directors.

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts. Fort Washington has adopted policies and procedures to address such conflicts.

PROXY VOTING PROCEDURES
-----------------------


The Funds have adopted the Sub-Advisors' policies and procedures for voting proxies relating to portfolio securities held by the Funds, including procedures used when a vote presents a conflict between the interests of a Fund's shareholders and those of the Sub-Advisor or its affiliates. Information about how the Funds voted proxies relating to their portfolio securities during the most recent year ending June 30 is available by August 31st of that year without charge, upon request, by calling toll-free 1-800-543-0407 and on the SEC website at http://www.sec.gov and on the Touchstone website at www.touchstoneinvestments.com. Listed below is a summary of the Sub-Advisors' proxy voting procedures:

TCW INVESTMENT MANAGEMENT COMPANY. (MID CAP GROWTH FUND) TCW has established a proxy voting committee (the "Proxy Committee") and adopted proxy voting guidelines and procedures (the "Guidelines"). The Proxy Committee generally meets at least quarterly to review the Guidelines and to address other proxy voting issues. In addition to the Proxy Committee, TCW has a Proxy Specialist who administers the proxy voting program and reports to the Director of Research. TCW also uses one or more outside proxy voting services (each an "Outside Service") to help manage the proxy voting process. The Outside Service facilitates TCW's voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW's clients) and helps maintain TCW's proxy voting records.

When voting proxies, the utmost concern is that decisions be made solely in the interests of the client and with the goal of maximizing the value of the client's investments. Among the types of decisions covered by the Guidelines are governance, capital structure, mergers and restructuring, board of directors, anti-takeover provisions and compensation. Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients' assets, keeping in mind the best interests of the beneficial owners. There are specified override procedures that include required documentation.

A process is specified for dealing with any significant conflict of interest, although such conflicts would be uncommon because TCW does not engage in investment banking or the managing or advising of public companies.

WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P. (MID CAP GROWTH FUND AND GROWTH OPPORTUNITIES FUND) Westfield's policy is to vote all proxies in the best interest of the Fund in accordance with its fiduciary obligations and applicable law. Westfield has a Proxy Committee composed of individuals from the investment, marketing and compliance departments. The Proxy Committee is responsible for setting general policy and voting guidelines as to proxies. Westfield has also contracted with Glass Lewis & Co. to assist in the proxy voting process, as well as to provide corporate governance research. Westfield utilizes the Glass Lewis Viewpoint Proxy platform to manage and maintain documentation to substantiate the manner in which Westfield votes. Westfield maintains written voting guidelines, that are available on its website, setting forth the voting positions determined by its Proxy Committee on those issues believed most likely to arise day to day. These issues include board-approved proposals (election of directors, executive compensation, capitalization, acquisitions, mergers, reorganizations and anti-takeover measures) and shareholder proposals. Westfield will vote proxies in accordance with these guidelines, subject to the following exceptions: 1) if the analyst believes that following the guidelines would not be in the Funds' best interests, 2) for clients with plan assets subject to ERISA, Westfield will accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines and 3) for clients who support social responsible issues, Westfield will accept instructions to vote proxies in accordance with Westfield's policy, coupled with Glass Lewis' Socially Responsible guidelines, when specific SRI issues are not covered

The following are examples of Westfield's voting position on specific matters.

      o Westfield will withhold votes for any nominee for director if the board does not have a two-third majority of independent directors or the board does not have a nominating, audit and compensation committee composed solely of independent directors.

      o Westfield will vote against equity based compensation plans if Glass Lewis' research indicates that the proposed plan is excessive from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance.

      o Westfield will vote against board approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except Westfield will vote for proposals to adopt fair price provisions.

If a conflict of interest should arise when voting proxies of an issuer that has a significant business relationship with Westfield, Westfield will vote proxies based solely on the investment merits of the proposal.


TODD/VEREDUS ASSET MANAGEMENT, LLC. (LARGE CAP CORE EQUITY FUND) Todd/Veredus will vote proxies solely in the best long-term interests of the Fund. Todd/Veredus has adopted guidelines on key issues such as election of directors, stock incentive plans, expensing of options, severance agreements, takeover provisions, and social and environmental issues. Todd/Veredus employs Risk Metrics Group to help it analyze particular issues. The following are examples of Todd/Veredus' position on specific matters.

Todd/Veredus will generally vote for proposals seeking to end the staggered election of directors and prefers that all directors be elected annually.

      o Todd/Veredus will generally support proposals requiring a majority of independent directors on the board.

      o Todd/Veredus prefers to see the separation of Chairman and CEO positions.

      o     Todd/Veredus prefers that all incumbent directors own company stock.

      o Todd/Veredus prefers that all stock incentive plans be limited to restricted stock or other truly long-term incentive plans, but recognizes that short-term incentive plans do have a place in providing key executives with a balanced compensation program.

      o     Todd/Veredus supports proposals requiring the expensing of options.

If a conflict of interest should arise, Todd/Veredus will inform its Executive Committee of the conflict and notify the Fund why Todd/Veredus' vote may differ from the Fund's request. Todd/Veredus will consider a Fund's request but will vote only for what it believes will best advance the long-term interests of the Fund.

NAVELLIER & ASSOCIATES, INC. (LARGE CAP GROWTH FUND) Navellier's proxy voting policies and procedures are designed to ensure that proxies are voted in an appropriate manner. In the absence of specific voting guidelines from the Fund, Navellier will vote proxies in a manner that is in the best interests of the Fund, which may result in different voting results for proxies for the same issuer. Navellier shall consider only those factors that relate to the Fund's investment or dictated by the Fund's written instructions, including how its vote will economically impact and affect the value of the Fund's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the
Fund). Navellier has adopted specific voting policies for voting proxies with respect to routine issues, such as board of directors, reclassification of common stock and independent auditors. Navellier has adopted specific voting policies for voting non-routine issues, such as mergers and anti-greenmail provisions. The following are examples of Navellier's policies on specific matters involving routine and non-routine issues:


      o Navellier will generally vote for the election of directors (where no corporate governance issues are implicated).

      o Navellier will generally vote for proposals that maintain or increase the rights of shareholders.

      o Navellier will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.


If the proxy includes a routine item that implicates corporate governance changes, a non-routine item where no specific policy applies or a conflict of interest where no specific policy applies, Navellier may engage Risk Metrics to determine how the proxies should be voted. If an actual or potential conflict is found to exist, written notification of the conflict will be given to the Fund describing Navellier's vote recommendation or requesting the Fund to vote the proxy directly. If the Fund has not responded before the response deadline, Navellier may engage a non-interested party to independently review Navellier's vote recommendation if the vote is in favor of Navellier's interest, cast its vote as recommended if the vote is against Navellier's interest or abstain from voting if Navellier determines this to be in the best interest of the Fund.

JS ASSET MANAGEMENT, LLC. (LARGE CAP VALUE FUND) JSAM views the fiduciary act of managing assets to include the voting of proxies pertaining to shares held by a client. As a rule, JSAM strives to ensure that all proxies are received from the custodian in a timely manner and then exercises its right to vote all proxies. In keeping with the ERISA definition of fiduciary responsibility and the Department of Labor directives, all proxy voting decisions are made "solely in the best interest of the client's plan participants and beneficiaries."

The proxy policy contains guidelines for reviewing all proxy proposals in a way that is consistent and that facilitates voting solely in the interests of plan participants and beneficiaries, and for the exclusive purpose of providing economic benefits to them. These guidelines provide a general framework for voting recurring proposals while unique proposals are reviewed case-by-case.

In general, JSAM votes "FOR" those proposals that more closely link the fortunes of employees and management to the performance of the corporation's stock and/or aid in accountability to shareholders. Proxy proposals that serve to entrench management or reduce management's accountability to shareholders are typically voted "AGAINST." JSAM has retained third party vendor RiskMetrics Group to vote proxies. JSAM has adopted the RiskMetrics Group proxy voting policies.

FORT WASHINGTON INVESTMENT ADVISORS, INC. (DIVERSIFIED SMALL CAP GROWTH FUND) Fort Washington's policy is to vote proxies in the best interests of the Fund at all times. Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Fund in accordance with its fiduciary duties and SEC rules governing investment advisers. Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:


      o maintain or strengthen the shared interests of stockholders and management;

      o     increase shareholder value; and

      o     maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above. Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, it will generally vote against it. Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, Fort Washington's voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders.


Fort Washington may delegate its responsibilities under its proxy voting procedures to a third party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting. Fort Washington has retained RiskMetrics to assist it in the proxy voting process and will use RiskMetrics' proxy voting guidelines as a resource in its proxy voting.

Fort Washington will review each proxy to assess the extent, if any, to which there may be a material conflict between it and the interests of the Fund. If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee. The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Fund (excluding a potential conflict). The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

      o If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington's part;

      o Fort Washington may engage an independent third party to determine how the proxy should be voted;

      o Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

THE DISTRIBUTOR
---------------

Touchstone Securities, Inc. (the "Distributor"), 303 Broadway, Cincinnati, Ohio 45202, is the principal distributor of the Trust and, as such, the exclusive agent for distribution of shares of the Funds. The Distributor is an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

The Distributor currently allows concessions to dealers who sell shares of the Funds. The Distributor receives that portion of the sales charge that is not reallowed to the dealers who sell shares of a Fund. The Distributor retains the entire sales charge on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.


For the fiscal year ended March 31, 2009, the aggregate underwriting commissions on sales of the Trust's shares were $1,342,012 of which the Distributor paid $1,017,131 to unaffiliated broker-dealers in the selling network, earned $127,120 as a broker-dealer in the selling network and retained $197,761 in underwriting commissions.


For the fiscal year ended March 31, 2008, the aggregate underwriting commissions on sales of the Trust's shares were $1,755,363 of which the Distributor paid $1,321,561 to unaffiliated broker-dealers in the selling network, earned $187,652 as a broker-dealer in the selling network and retained $246,151 in underwriting commissions.

For the fiscal year ended March 31, 2007, the aggregate underwriting commissions on sales of the Trust's shares were $2,464,893 of which the Distributor paid $1,914,488 to unaffiliated broker-dealers in the selling network, earned $176,019 as a broker-dealer in the selling network and retained $374,004 in underwriting commissions.

The Distributor retains the contingent deferred sales charge on redemptions of shares of the Funds that are subject to a contingent deferred sales charge.

For the fiscal year ended March 31, 2009, the Distributor collected $2,559, $212, $96,767, $2,013, $99,146 and $71 of contingent deferred sales charges on redemptions of Class B and Class C shares of the Growth Opportunities Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund and Diversified Small Cap Growth Fund, respectively.


For the fiscal year ended March 31, 2008, the Distributor collected $4,542, $389, $79,995, $7,859, $121,083 and $5 of contingent deferred sales charges on redemptions of Class B and Class C shares of the Growth Opportunities Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund and Diversified Small Cap Growth Fund, respectively.

For the fiscal year ended March 31, 2007, the Distributor collected $10,423, $3,827, $157,796, $1,505 and $160,553 of contingent deferred sales charges on redemptions of Class B and Class C shares of the Growth Opportunities Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, and Mid Cap Growth Fund, respectively.

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor. Ms. McGruder, by reason of such affiliation, may directly or indirectly be deemed to receive benefits from the underwriting fees paid to the Distributor.

The Distributor may from time to time pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds and/or other funds in the Touchstone Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events. The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. The Advisor may also reimburse the Distributor for making these payments.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS
------------------

CLASS A SHARES. The Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares, including but not limited to, the printing of prospectuses, SAIs, and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Distributor. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of Class A shares of a Fund. Unreimbursed expenses will not be carried over from year to year.

For the fiscal period ended March 31, 2009, the aggregate distribution-related expenditures of the Growth Opportunities Fund, the Mid Cap Growth Fund, the Large Cap Growth Fund, the Large Cap Core Equity Fund, the Large Cap Value Fund and the Diversified Small Cap Growth Fund under the Class A Plan were $60,617, $1,395,691, $1,583,213, $160,384, $31,846 and $41,105, respectively. Payments were to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.


CLASS B SHARES. Each Fund (except the Large Cap Core Equity Fund, Diversified Small Cap Growth Fund, Growth Opportunities Fund and Large Cap Value Fund) has also adopted a plan of distribution (the "Class B Plan") with respect to its Class B shares. The Class B Plan provides for two categories of payments. First, the Class B Plan provides for the payment to the Distributor of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class B shares, which may be paid to other dealers based on the average value of Class B shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class B shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class B shares, costs of advertising and promotion and any other expenses related to the distribution of the Class B shares. Unreimbursed expenditures will not be carried over from year to year. A Fund may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class B shares owned by their clients, in addition to the .25% account maintenance fee described above.


For the fiscal year ended March 31, 2009, the aggregate distribution-related expenditures of the Growth Opportunities Fund, the Mid Cap Growth Fund and the Large Cap Growth Fund under the Class B Plan were $14,832, $485,509 and $238,441, respectively. Payments were to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses. The Class B shares of the Growth Opportunities Fund were converted to A shares on February 2, 2009. The Class B shares of the Mid Cap Growth and Large Cap Growth Fund were closed to all purchases on February 2, 2009.


CLASS C SHARES. The Funds have also adopted a plan of distribution (the "Class C Plan") with respect to their Class C shares. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Distributor of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

For the fiscal period ended March 31, 2009, the aggregate distribution-related expenditures of the Growth Opportunities Fund, the Mid Cap Growth Fund, the Large Cap Growth Fund, the Large Cap Core Equity Fund, the Large Cap Value Fund and the Diversified Small Cap Growth Fund under the Class C Plan were $90,603, $2,459,209, $2,069,328, $23,649, $50,914 and $30,628, respectively. Payments were to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.


GENERAL INFORMATION. Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements. Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------

Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisors and are subject to review by the Advisor and the Board of Trustees. In the purchase and sale of portfolio securities, the Sub-Advisor's primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

Set forth below are the brokerage commissions paid by the Funds during their three most recent fiscal years (or periods):


--------------------------------------------------------------------------------
NAME OF FUND                          FISCAL PERIOD            COMMISSION AMOUNT
--------------------------------------------------------------------------------
Growth Opportunities Fund              4-1-08 - 3-31-09        $68,924
--------------------------------------------------------------------------------
Growth Opportunities Fund              4-1-07 - 3-31-08        $105,373
--------------------------------------------------------------------------------
Growth Opportunities Fund              4-1-06 - 3-31-07        $315,965
--------------------------------------------------------------------------------
Large Cap Core Equity Fund             4-1-08 - 3-31-09        $103,981
--------------------------------------------------------------------------------
Large Cap Core Equity Fund             4-1-07 - 3-31-08        $130,630
--------------------------------------------------------------------------------
Large Cap Core Equity Fund             4-1-06 - 3-31-07        $63,017
--------------------------------------------------------------------------------
Mid Cap Growth Fund                    4-1-08 - 3-31-09        $2,330,956
--------------------------------------------------------------------------------
Mid Cap Growth Fund                    4-1-07 - 3-31-08        $2,037,669
--------------------------------------------------------------------------------
Mid Cap Growth Fund                    4-1-06 - 3-31-07        $1,668,351
--------------------------------------------------------------------------------
Large Cap Growth Fund                  4-1-08 - 3-31-09        $1,101,097
--------------------------------------------------------------------------------
Large Cap Growth Fund                  4-1-07 - 3-31-08        $581,620
--------------------------------------------------------------------------------
Large Cap Growth Fund                  4-1-06 - 3-31-07        $1,391,344
--------------------------------------------------------------------------------
Large Cap Value Fund                   4-1-08 - 3-31-09        $108,518
--------------------------------------------------------------------------------
Large Cap Value Fund                   4-1-07 - 3-31-08        $120,095
--------------------------------------------------------------------------------
Large Cap Value Fund                   4-1-06 - 3-31-07        $132,470
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund      4-1-08 - 3-31-09        $150,276
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund      4-1-07 - 3-31-08        $63,541
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund      9-6-06 - 3-31-07        $35,918
--------------------------------------------------------------------------------

The Diversified Small Cap Growth Fund's brokerage commissions increased significantly from the previous year due to increased trading based on the volatility of the stock market. The Large Cap Growth Fund's brokerage commissions increased significantly from the previous year due to an increase in the portfolio turnover.

Each Sub-Advisor is specifically authorized to pay a broker who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services.


During the fiscal year ended March 31, 2009, the amount of brokerage transactions and related commissions for the Funds directed to brokers due to research services provided were as follows:

                                   BROKERAGE                 BROKERAGE
FUND                               TRANSACTIONS DIRECTED     COMMISSIONS FROM
                                   TO RESEARCH               RESEARCH
--------------------------------------------------------------------------------
Growth Opportunities Fund          $3,108,277                $7,377
Mid Cap Growth Fund                $474,706,567              $883,296
Large Cap Growth Fund              $271,354,888              $244,352
Large Cap Value Fund               $18,628,593               $31,328
Large Cap Core Equity Fund         $81,118,278               $36,587
Diversified Small Cap Growth Fund  $7,712,733                $22,402

Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Sub-Advisors, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with a Fund. The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Funds may effect securities transactions that are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. A Fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers. The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc.


In certain instances there may be securities that are suitable for a Fund as well as for one or more of the respective Sub-Advisor's other clients. Investment decisions for a Fund and for the Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

During the fiscal year ended March 31, 2009, the Funds acquired common stock of the Trust's regular broker-dealers as follows:

                                                                              NUMBER OF SHARES          MARKET VALUE
FUND                                 BROKER-DEALER                               ON 3-31-09              ON 3-31-09
--------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                 J.P. Morgan Securities, Inc.                  10,600                 $281,748
                                     Bank of America Securities Inc.               58,292                 $397,552
Large Cap Core Equity Fund           J.P. Morgan Securities, Inc.                  28,826                 $766,196

SG Cowen Securities Corporation may be deemed to be an affiliate of the Mid Cap Growth Fund because it is an affiliate of TCW, a sub-advisor for the Fund. Stifel Nicolaus & Co. Inc. may be deemed to be an affiliate of the Mid Cap Growth Fund because it is an affiliate of the Advisor. Listed below is information about the brokerage commissions paid to these affiliated brokers during the stated fiscal years.

MARCH 31, 2009 FISCAL YEAR
                                                       Amount         Percentage of        Percentage of
                                                         of           Aggregate            Aggregate
Broker                   Fund                        Commissions      Commissions Paid     Transactions Effected
------                   ----                        -----------      ----------------     ---------------------
S.G. Cowen               Mid Cap Growth Fund         $21,388          0.92%                 0.90%

MARCH 31, 2008 FISCAL YEAR
                                                       Amount         Percentage of        Percentage of
                                                         of           Aggregate            Aggregate
Broker                        Fund                   Commissions      Commissions Paid     Transactions Effected
------                        ----                   -----------      ----------------     ---------------------
Stifel, Nicolaus & Co. Inc.   Mid Cap Growth Fund    $1,143           0.06%                0.03%
S.G. Cowen                    Mid Cap Growth Fund    $7,720           0.38%                0.31%


CODE OF ETHICS
--------------

The Trust, the Advisor, the Sub-Advisors and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits Fund personnel to invest in securities for their own accounts and may permit personnel to invest in securities that may be purchased by a Fund. The Code of Ethics adopted by each of the Trust, the Advisor, the Sub-Advisors and the Distributor is on public file with, and is available from, the SEC.

PORTFOLIO TURNOVER
------------------


A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of commissions. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Advisor believes that portfolio changes are appropriate. A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------

The Touchstone Funds have adopted policies and procedures for disclosing the Funds' portfolio holdings to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Funds' Chief Compliance Officer. The Chief Compliance Officer will report any material violations immediately to the Board of Trustees and will report any immaterial violations to the Board at the next quarterly meeting. No compensation will be received by a Fund, the Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1)    A request made by a Sub-Advisor for a Fund (or that portion of a
            Fund) that it manages;

      2) A request by executive officers of the Advisor for routine oversight and management purposes;

      3) For use in preparing and distributing routine shareholder reports, including disclosure to the Funds' independent registered public accounting firm, typesetter and printer. Routine shareholder reports are filed as of the end of each calendar quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the six-month period. The Funds provide their full holdings to their registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter at least 30 days after the end of the calendar quarter. The Funds provide their full holdings to their printer at least 45 days after the six-month period.

      o The Funds provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

      o The Funds provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access the public website at www.touchstoneinvestments.com.

Employees of Touchstone Investments and the Funds' Sub-Advisors that are access persons under the Funds' Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds' assets and the Funds' accounting services agent, each of whose agreements contains a confidentiality provision, have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

The share price or net asset value ("NAV") and the public offering price (NAV plus applicable sales load) of shares of the Funds are normally determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m. eastern time), each day the Trust is open for business. The Trust is open for business every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days when there is sufficient trading in a Fund's portfolio securities that its NAV might be materially affected. If a Fund holds foreign securities, they may be primarily listed on foreign exchanges or traded in foreign markets that are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result the NAV of a Fund holding foreign securities may be significantly affected by trading on days when the Trust is not open for business. For a description of the methods used to determine the share price and public offering price, see "Pricing of Fund Shares" in the Prospectuses.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. If a Fund holds foreign securities, it may invest in foreign securities traded on markets that close prior to the time the Fund determines its NAV. The Funds may use fair value pricing if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Funds may also use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded. The Funds may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading. The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

CHOOSING A SHARE CLASS
----------------------

Each Fund offers the following classes of shares.

-------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A      CLASS B*      CLASS C      CLASS Y**      INSTITUTIONAL
-------------------------------------------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund                 X                          X            X
-------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                         X                          X            X              X
-------------------------------------------------------------------------------------------------------------------------
Large  Cap Core Equity Fund                       X                          X
-------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                             X            X             X            X
-------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                              X                          X
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                               X            X             X            X
-------------------------------------------------------------------------------------------------------------------------


*The Class B shares were closed to all purchases on February 2, 2009.


**Prior to November 20, 2006, Class Y shares were named "Class I" shares.

Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in sales charges, distribution expense amounts and shareholder features. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances.

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular sales load structure as compensation for their services. If you qualify for reduced front-end sales charges or, in the case of purchases of $1 million or more, no initial sales charge, you may find Class A shares attractive. Moreover, Class A shares are subject to lower ongoing expenses than Class C shares over the term of the investment. As an alternative, Class C shares are sold without an initial sales charge so the entire purchase price is immediately invested in a Fund. Any investment return on these investments may be partially or wholly offset by the higher annual expenses. However, because a Fund's future returns cannot be predicted, there can be no assurance that this would be the case. If your initial investment in the Growth Opportunities Fund is $500,000 or more, you may find Institutional shares attractive since Institutional shares are sold without a sales charge or 12b-1 distribution fee. However, if you purchased your Institutional shares through an asset allocation program offered by your financial advisor, you must pay your financial advisor an annual fee and meet the financial advisor's minimum investment requirements in order to participate in the asset allocation program offered by your financial advisor.

When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class. The Distributor works with many financial advisors throughout the country that may provide assistance to you through ongoing education, asset allocation programs, personalized financial planning reviews or other services vital to your long-term success. Touchstone believes these value-added services can benefit you through market cycles.

Finally, you should consider the effect of the contingent deferred sales charge ("CDSC") and any conversion rights of each class in the context of your investment timeline. For example, Class C shares are generally subject to a significantly lower CDSC upon redemption than Class B shares, however, unlike Class B shares, they do not convert to Class A shares after a stated period of time. Class C shares, therefore, are subject to a 1.00% annual 12b-1 fee for an indefinite period of time, while Class B shares will convert to Class A shares after approximately eight years and will be subject to only a .25% annual 12b-1 fee. Thus, Class B shares may be more attractive than Class C shares if you have a longer-term investment outlook. On the other hand, if you are unsure of the length of time you intend to invest or the conversion feature is not attractive to you, you may wish to elect Class C shares.

THE CHART BELOW SHOW SALES CHARGES, 12B-1 FEES AND CONVERSION FEATURES FOR EACH
CLASS:

CLASS          SALES CHARGE                                 12B-1 FEE        CONVERSION  FEATURE
-----------------------------------------------------------------------------------------------------------
A              Maximum 5.75% initial sales charge              0.25%         None
               reduced for purchases of $50,000 and
               over; purchases of $1 million or more
               sold without an initial sales charge may
               be subject to a 1.00% CDSC if redeemed
               during 1st year and a commission was paid
               to an unaffiliated dealer

B              Maximum 5.00% CDSC during 1st year              1.00%         Class B Shares automatically
               that decreases incrementally and is                           convert to Class A shares
               0 after 6 years                                               after approximately 8 years

C              1.00% CDSC during 1st year                      1.00%         None

Y              None                                            None          None

Institutional  None                                            None          None
-----------------------------------------------------------------------------------------------------------

CLASS A SHARES. Class A shares are sold at NAV plus an initial sales charge as shown in the table below. In some cases, reduced or waived initial sales charges for the purchase of Class A shares may be available, as described below. Class A shares are also subject to an annual 12b-1 distribution fee of up to .25% of a Fund's average daily net assets allocable to Class A shares

                                          Sales                   Sales                   Dealer
                                          Charge as               Charge as %             Reallowance
                                          % of Offering           of Net Amount           as % of Net
                                          Price                   Invested                Amount Invested
                                          -----------------       -----------------       ---------------
Less than $50,000                         5.75%                   6.10%                   5.00%
$50,000 but less than $100,000            4.50%                   4.71%                   3.75%
$100,000 but less than $250,000           3.50%                   3.63%                   2.75%
$250,000 but less than $500,000           2.95%                   3.04%                   2.25%
$500,000 but less than $1,000,000         2.25%                   2.30%                   1.75%
$1,000,000 or more                        None                    None

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers may receive compensation of up to 1.00% of such purchases from the Distributor according to the following schedule:

Amount of Investment                                 Dealer Fee
--------------------                                 ----------
$1 million but less than $3 million                    1.00%
$3 million but less than $5 million                    0.75%
$5 million but less than $25 million                   0.50%
$25 million or more                                    0.25%

The Distributor does not have an annual reset for these fees. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds. If a commission was paid to a participating unaffiliated dealer and the Class A shares are redeemed within a year of their purchase, a CDSC of 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "CDSC for Certain Redemptions of Class A shares" below.

CLASS B SHARES. Effective February 2, 2009, Class B shares are no longer offered for purchase. Class B shares are subject to a CDSC if you redeem Class B shares within 6 years of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class B shares being redeemed, or
(2) the NAV of such Class B shares being redeemed. A CDSC will not be imposed upon redemptions of Class B shares held for at least six years. The amount of sales charge will depend on how long you have held your shares, as set forth in the following table:

YEAR SINCE PURCHASE PAYMENT MADE         CDSC AS A % OF AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------
       First                              5.00%
       Second                             4.00%
       Third                              3.00%
       Fourth                             2.00%
       Fifth                              1.00%
       Sixth                              1.00%
       Seventh and Thereafter*            None

*Class B shares will automatically convert to Class A shares after they have been held for approximately 8 years.

Class B shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class B shares. The Distributor intends to pay a commission of 4.00% of the purchase amount to your broker at the time you purchase Class B shares.

CLASS C SHARES. Class C shares are sold at NAV, without an initial sales charge and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. The Distributor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

CLASS Y SHARES. Class Y shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC. Class Y shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor. These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution.

INSTITUTIONAL SHARES. Institutional shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC, but are subject to higher initial investment requirements than other classes of shares of a Fund. Institutional shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor. These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution. Institutional shares may also be purchased directly through the Distributor.

Class A shareholders who are eligible to invest in Class Y shares are eligible to exchange their Class A shares for Class Y shares of the same fund, if offered in their state and such an exchange can be accommodated by their financial institution. Class Y shares may be available through financial institutions that have appropriate selling agreements with Touchstone, or through "processing organizations" (e.g., mutual fund supermarkets) that purchase shares for their customers. No sales charges or other charges will apply to any such exchange, which will be processed as a liquidation and a purchase. For federal income tax purposes, asset transfers between share classes of the same fund are not expected to result in the realization by the investor of a capital gain or loss. There can be no assurance of any particular tax treatment, however, and you should consult with your tax advisor before entering into a share class exchange.

ADDITIONAL INFORMATION ON THE CDSC

The CDSC is waived under the following circumstances:

o Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Distributor may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

o Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

o Redemptions that are mandatory withdrawals from a traditional IRA account after age 70 1/2.

GENERAL. All sales charges imposed on redemptions are paid to the Distributor. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC FOR CERTAIN REDEMPTIONS OF CLASS A SHARES. A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

EXAMPLES. The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 5.00%, the CDSC would be $200 for redemptions of Class B shares. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

The following example will illustrate the operation of the CDSC for Class B shares. Assume that you open an account and purchase 1,000 shares at $10 per share and that twenty-eight months later the NAV per share is $14 and, during such time, you have acquired (a) 150 additional shares through reinvestment of distributions and (b) 500 shares through purchases at $11 per share during the second year. If at such time you should redeem 1,450 shares (proceeds of $20,300), 150 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 1,300 shares, the charge is applied only to the (a) original cost of $10 per share for the first 1,000 shares and not to the increase in NAV of $4 per share and (b) to the original cost of $11 per share for the next 300 shares and not to the increase in NAV of $3 per share. Therefore, $18,200 of the $20,300 redemption proceeds will pay the charge. The redemption of the first 1,000 shares is in the third year of the CDSC schedule and will be charged at the rate of 3.00%, or $300. The redemption of the next 300 shares is in the second year of the CDSC schedule and will be charged at the rate of 4.00%, or $132. After this transaction is completed, the account has 200 shares remaining with an initial purchase value of $11 per share and these shares are in the second year of the CDSC schedule.

OTHER PURCHASE AND REDEMPTION INFORMATION
-----------------------------------------

WAIVER OF MINIMUM INVESTMENT REQUIREMENTS. The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1. Any director, officer or other employee (and their immediate family members) of Western & Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.

2. Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.

The minimum investment waivers are not available for Institutional shares of the Funds.

WAIVER OF CLASS A SALES CHARGES. In addition to the categories of purchasers described in the prospectus from whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1. purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a Sub-Advisor to that particular Fund;

2. purchases by any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates; and

3. purchases by any employees of JPMorgan (formerly Integrated Investment Services, Inc.), who provide services for Touchstone Investments.

Exemptions must be qualified in advance by the Distributor. At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law, and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

WAIVER OF LARGE CAP GROWTH FUND CLASS A SALES CHARGE FOR FORMER NAVELLIER SHAREHOLDERS. Effective October 6, 2003, sales charges do not apply to Class A shares of the Large Cap Growth Fund purchased by former shareholders of the Navellier Performance Large Cap Growth Portfolio who are purchasing additional shares for their account or opening new accounts in the Large Cap Growth Fund.

WAIVER OF CLASS A SALES CHARGE FOR FORMER CONSTELLATION SHAREHOLDERS. Shareholders who owned shares of the Touchstone Fund Group Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the frond-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

CLASS Y SHARES "GRANDFATHER" CLAUSE. New purchases of the Class Y shares are no longer available directly through Touchstone. Those shareholders who owned Class Y shares purchased directly through Touchstone prior to February 2, 2009 may continue to hold Class Y shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009.


PURCHASES IN KIND. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment objectives and is otherwise acceptable to the Advisor.


REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur costs upon converting such securities to cash including brokerage costs and federal income tax on the amount by which the fair market value of the securities converted into cash exceeds the basis of the Fund shares redeemed. Portfolio securities that are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund's NAV at the beginning of such period.


UNCASHED DISTRIBUTION CHECKS. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

FUND SHARES PURCHASED BY CHECK. We may delay paying your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.


DIVIDENDS

Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from a Fund's net investment income are declared and paid annually. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by a Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

A Fund's dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

A statement will be sent to you within 60 days after the end of each year detailing the tax status of your distributions. Please see "Taxes" below for more information on the federal income tax consequences of dividends and other distributions made by a Fund.


TAXES
-----


The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable U.S. Treasury Regulations promulgated thereunder (the "Regulations"), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund's shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund's shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund's shares through tax-advantaged accounts (such as an individual retirement account (an "IRA"), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund's shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to each shareholder of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. Each shareholder is urged and advised to consult such shareholder's own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder of such Fund's shares and to possible effects of changes in federal or other tax laws.

GENERAL. For federal tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company ("RIC") under the Code. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents, through borrowing the amounts required.

QUALIFICATION AS REGULATED INVESTMENT COMPANY. Qualification as a RIC under the Code requires, among other things, that: (a) each Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Qualifying Income Requirement"), and net income from certain qualified publicly traded partnerships; (b) each Fund diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships"; and (c) each Fund distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, if any, net of expenses allocable thereto.

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions ("net tax-exempt interest"). Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder's gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

If for any taxable year a Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.

EXCISE TAX. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. No assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. As of March 31, 2009, the following Funds had the following capital loss carryforwards for federal income tax purposes.

                                             AMOUNT            EXPIRATION DATE

Diversified Small Cap Growth Fund            $11,436,443       March 31, 2015
                                             $3,627,106        March 31, 2017

Growth Opportunities Fund                    $21,887,780       March 31, 2011
                                             $17,098,132       March 31, 2012
                                             $1,976,702        March 31, 2013
                                             $3,131,509        March 31, 2017

Large Cap Growth Fund                        $26,177,120       March 31, 2015
                                             $41,526,594       March 31, 2017

Large Cap Core Equity Fund                   $1,053,666        March 31, 2017
Large Cap Value Fund                         $22,453,637       March 31, 2017
Mid Cap Growth Fund                          $55,424,720       March 31, 2017

A Fund cannot carry back or carry forward any net operating losses.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. A Fund may make investments in STRIPS, TRs, TIGRs, LYONs, CATS and other Zero Coupon securities which are treated as having acquisition discount, or original issue discount ("OID") (generally a debt obligation with a purchase price less than its principal amount). Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to distribute dividends to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these dividends may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund's governing documents, through borrowing the amounts required. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income.

OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund ("Section 1256 contracts"), other than contracts on which it has made a "mixed-straddle election", will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute "straddles." Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddles is governed by Section 1256, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the "wash sale" and "short sale" rules. As a result, the straddle rules could cause distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

SWAPS. As a result of entering into swap agreements, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap agreements are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a RIC might be affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives."

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund's holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund's holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund's risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES. A Fund may in certain circumstances be impacted by special rules relating to "wash sales." In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the "Constructive Sales" rules, discussed above.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on "excess distributions" received from the stock of the PFIC held by it or on any gain from the sale of such equity interest in the PFIC (collectively "PFIC income"), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Funds distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund's economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a "qualified electing fund" ("QEF"), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF's annual ordinary earnings and net capital gain to satisfy the Code's minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund's adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund's income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund's investment company income distributable to its shareholders.

FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the "pass-through election") with the IRS pursuant to which shareholders of it would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by it even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by it will "pass-through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

DISTRIBUTIONS. Distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as "capital gain dividends" (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Noncorporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of "qualified dividend income" received by such noncorporate shareholders in taxable years beginning before January 1, 2011. A Fund's distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund's distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Not later than 60 days after the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

PURCHASES OF FUND SHARES. Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder's holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the "wash sale" rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

A shareholder is also subject to the wash sale rules described above upon a sale or redemption of shares in a Fund if within 30 days before or after the sale or redemption such shareholder purchases other shares in the Fund (through reinvestment of dividends or otherwise). Any loss disallowed under the wash sale rules will be allocated to the shareholder's basis in the newly purchased shares.

BACKUP WITHHOLDING. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification ("TIN") certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

STATE AND LOCAL TAXES. No Fund that qualifies as a RIC for federal income tax purposes is liable for any income or franchise tax in Delaware. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the Funds.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund and capital gain dividends, provided that such Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of such Fund constitute U.S. real property interests (USRPIs), as described below.

For taxable years beginning before January 1, 2010, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by a Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC's net interest income earned on certain debt obligations and paid to non-U.S. shareholders. In order to qualify as an interest-related dividend a Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year.

Distributions of a Fund when at least 50% of its assets are USRPIs, as defined in the Code and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations") generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.

The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder's country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize unrelated business taxable income ("UBTI") by virtue of its investment in a Fund due to such Fund's investments and if shares in such Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code
Section 514(b).

Any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

All tax-exempt shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Each shareholder is urged and advised to consult such shareholder's own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.


PRINCIPAL SECURITY HOLDERS
--------------------------


As of July 7, 2009, the following shareholders owned of record or beneficially over 5% of the outstanding shares of a class of a Fund.

-----------------------------------------------------------------------------------------------------------------
FUND                                  SHAREHOLDER                                                % OF CLASS
-----------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Charles Schwab & Company, Inc.                                24.07%
Class A                               Cust SPL Custody Bnft
                                      101 Montgomery Street San Francisco, CA
-----------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Merrill Lynch, Pierce Fenner & Smith Incorporated             17.15%
Class A                               For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Prudential Investment Management                               9.90%
Class A                               100 Mulberry Street
                                      Newark, NJ 07102
-----------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Fifth Third Bank  - Trustee                                    5.58%
Class A                               FBO Various Fascorp Record Kept Plans
                                      8515 E. Orchard 2T2 Centennial, CO
-----------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Merrill Lynch, Pierce Fenner & Smith Incorporated**           34.68%
Class B                               For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Merrill Lynch, Pierce Fenner & Smith Incorporated**           48.45%
Class C                               For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund -               The Western & Southern Life Insurance Co.*                    14.99%
Class Y                               400 Broadway Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Prudential Investment Mutual Fund**                           64.81%
Class Y                               100 Mulberry Street
                                      Newark, NJ
-----------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund -           Charles Schwab & Company, Inc.                                11.97%
Class A                               Mutual Funds - Special Custody
                                      101 Montgomery Street San Francisco, CA
-----------------------------------------------------------------------------------------------------------------
Growth  Opportunities Fund-           Merrill Lynch, Pierce Fenner & Smith Incorporated             12.62%
Class C                               For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------
Growth  Opportunities Fund-           Touchstone Advisors Seed Account*,**                         100.00%
Class Y                               303 Broadway Suite 1100
                                      Cincinnati, OH 45202
-----------------------------------------------------------------------------------------------------------------
Growth  Opportunities Fund-           Morgan Keegan Co. Inc.**                                      78.11%
Institutional Shares                  50 North Front Street
                                      Memphis, TN 38103
-----------------------------------------------------------------------------------------------------------------
Growth  Opportunities Fund-           Strafe Co FAO                                                 21.82%
Institutional Shares                  Daywood Foundation
                                      PO Box 160
                                      Westerville, OH 43086
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund-Class A           Merrill Lynch, Pierce Fenner & Smith Incorporated              5.52%
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund-Class A           Charles Schwab & Company, Inc.                                 6.70%
                                      Mutual Funds - Special Custody
                                      101 Montgomery Street San Francisco, CA
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund-Class A           Fifth Third Bank  - Trustee                                    5.09%
                                      FBO Various Fascorp Record Kept Plans
                                      8515 E. Orchard 2T2 Centennial, CO
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund-Class B           Merrill Lynch, Pierce Fenner & Smith Incorporated             16.53%
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund-Class C           Merrill Lynch, Pierce Fenner & Smith Incorporated**           29.09%
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund-Class Y           National Financial Services LLC**                             93.84%
                                      200 Liberty St 1 World Financial
                                      New York, NY 10281
-----------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund-           Fifth Third Bank  - Trustee                                   16.45%
Class A                               FBO Various Fascorp Record Kept Plans
                                      8515 E. Orchard 2T2 Centennial, CO
-----------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund-           The Western & Southern Life Insurance Co.*,**                 29.53%
Class A                               400 Broadway Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund-           The Western & Southern Financial Group*,**                    33.32%
Class A                               400 Broadway Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund -          Merrill Lynch, Pierce Fenner & Smith Incorporated             14.68%
Class C                               For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund -          The Western & Southern Financial Group*                        9.01%
Class C                               400 Broadway  Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------
Large Cap Value Fund-Class A          National Financial Services FBO John Swanson                  12.61%
-----------------------------------------------------------------------------------------------------------------
Large Cap Value Fund-Class A          Western & Southern Life Insurance Co.*                        22.78%
                                      400 Broadway Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------
Large Cap Value Fund-Class A          Fifth Third Bank  - Trustee                                   13.62%
                                      FBO Various Fascorp Record Kept Plans
                                      8515 E. Orchard 2T2 Centennial, CO
-----------------------------------------------------------------------------------------------------------------
Large Cap Value Fund -Class C         Ameritrade Inc. Co.                                            9.83%
                                      P.O. Box 2226
                                      Omaha, NE 68103
-----------------------------------------------------------------------------------------------------------------
Diversified Small Cap Growth          Fifth Third Bank  - Trustee                                   23.63%
Fund -Class A                         FBO Various Fascorp Record Kept Plans
                                      8515 E. Orchard 2T2 Centennial, CO
-----------------------------------------------------------------------------------------------------------------
Diversified Small Cap Growth          Western & Southern Financial Group*,**                        32.06%
Fund -Class Y                         400 Broadway Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------
Diversified Small Cap Growth          Prudential Investment Mutual Fund                             23.40%
Fund -Class Y                         100 Mulberry Street
                                      Newark, NJ
-----------------------------------------------------------------------------------------------------------------
Diversified Small Cap Growth          Charles Schwab & Co.                                          14.80%
Fund -Class Y                         101 Montgomery St
                                      San Francisco, CA 94104
-----------------------------------------------------------------------------------------------------------------
Diversified Small Cap Growth          Dingle & Co                                                    7.75%
Fund -Class Y                         PO Box 75000
                                      Detroit, MI 48275
-----------------------------------------------------------------------------------------------------------------
Diversified Small Cap Growth          Wachovia Bank                                                 12.80%
Fund -Class Y                         FBO Retirement
                                      1525 West WT Harris Blvd
                                      Charlotte, NC 28288
-----------------------------------------------------------------------------------------------------------------


*     Indicates that shares are held beneficially.


** May be deemed to control a class because it owned beneficially more than 25% of the outstanding shares as of July 7, 2009. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders.

As of July 7, 2009, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).

CUSTODIAN
---------

Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, MA 02109, serves as the Trust's custodian. BBH acts as the Trust's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------


The firm of Ernst & Young LLP, 312 Walnut Street, Cincinnati, OH 45202, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending March 31, 2010. The independent accountants will perform an audit of the Trust's financial statements for its fiscal year end and advise the Trust as to certain accounting matters.


LEGAL COUNSEL
-------------

Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

TRANSFER AND SUB-ADMINISTRATIVE AGENT
-------------------------------------

TRANSFER AGENT. The Trust's transfer agent, JPMorgan, is located at 303 Broadway, Suite 900, Cincinnati, Ohio 45202. JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, JPMorgan receives a monthly per account fee from each Fund, plus out of-pocket expenses.

The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

SUB-ADMINISTRATIVE AGENT. Effective January 1, 2007, the Advisor began providing administrative services to the Trust under an Administration Agreement and has sub-contracted certain accounting and administrative services to JPMorgan. The sub-administrative services sub-contracted to JPMorgan include accounting and pricing services, SEC and state security filings, providing executive and administrative services and providing reports for meetings of the Board of Trustees. The Advisor pays JPMorgan a sub-administrative fee out of its administration fee. Set forth below are the sub-administration fees paid by the Advisor to JPMorgan during the stated periods:

SUB-ADMINISTRATIVE FEES                      FOR THE FISCAL       FOR THE FISCAL       FOR THE PERIOD
                                               YEAR ENDED           YEAR ENDED           01/01/07 -
                                                03/31/09             03/31/08             03/31/07
                                                --------             --------             --------
Mid Cap Growth Fund                             $648,529             $920,499             $224,619
Large Cap Core Equity Fund                      $53,126              $80,161              $20,306
Growth Opportunities Fund                       $26,526              $39,007              $11,486
Large Cap Value Fund                            $14,207              $36,924               $8,146
Large Cap Growth Fund                           $813,606             $794,217             $201,123
Diversified Small Cap Growth Fund               $24,423              $13,830               $2,284


ACCOUNTING AND PRICING FEES. Prior to January 1, 2007, the Funds paid JPMorgan an accounting service fee based on the asset size of the Fund, plus out-of-pocket expenses and the costs of outside pricing services. Set forth below are the accounting service fees paid by the Funds to JPMorgan during the stated fiscal periods:


ACCOUNTING SERVICE FEES
                                            3-31-06 -
                                            12-31-06
                                            --------
Mid Cap Growth Fund                         $51,750
Large Cap Core Equity Fund                  $29,125
Growth Opportunities Fund                   $34,750
Large Cap Value Fund                        $23,625
Large Cap Growth Fund                       $57,375


                                            09-06-06
                                            12-31-06
                                            --------
Diversified Small Cap Growth Fund           $10,347

ADMINISTRATION FEES. Prior to January 1, 2007, JPMorgan provided administrative services to the Funds and the Funds paid JPMorgan an administrative service fee based on the asset size of the Funds. Set forth below are the administrative service fees paid by the Funds to JPMorgan during the stated fiscal periods:


ADMINISTRATIVE SERVICE FEES (JPMORGAN)
                                            3-31-06
                                            12-31-06
                                            --------
Mid Cap Growth Fund                         $309,976
Large Cap Core Equity Fund                  $26,311
Growth Opportunities Fund                   $32,169
Large Cap Value Fund                        $9,534
Large Cap Growth Fund                       $332,190


                                            9-06-06
                                            12-31-06
                                            --------
Diversified Small Cap Growth Fund           $1,870

Effective January 1, 2007, the Advisor provides administrative services to the Funds and the Funds pay the Advisor an administrative service fee based on the asset size of the Funds. Set forth below are the administrative service fees paid by the Funds to the Advisor during the stated periods:

ADMINISTRATIVE FEES (ADVISOR)                FOR THE FISCAL       FOR THE FISCAL       FOR THE PERIOD
                                               YEAR ENDED           YEAR ENDED           01/01/07 -
                                                03/31/09             03/31/08             03/31/07
                                                --------             --------             --------
Mid Cap Growth Fund                            $1,705,505           $2,312,246            $553,216
Large Cap Core Equity Fund                      $133,037             $201,368             $32,721
Growth Opportunities Fund                       $69,589              $98,026              $28,499
Large Cap Value Fund                            $35,660              $92,832              $19,937
Large Cap Growth Fund                          $2,035,336           $1,993,889            $497,624
Diversified Small Cap Growth Fund               $61,176              $34,534               $5,612


COMPLIANCE SERVICE FEES. JPMorgan provides compliance program development, implementation and administration services to the Trust pursuant to a Compliance Services Agreement entered into on October 5, 2004. For providing compliance services to the Trust, the Funds pay a one-time compliance program development and implementation fee plus an annual compliance administration fee. The Funds also pay other costs and expenses incurred in connection with the services provided under the Compliance Services Agreement. Set forth below are the compliance fees and expenses paid by the Funds during the stated periods:


COMPLIANCE FEES                              FOR THE FISCAL       FOR THE FISCAL       FOR THE FISCAL
                                               YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                03/31/09             03/31/08             03/31/07
                                                --------             --------             --------
Mid Cap Growth Fund                              $5,387               $4,400               $4,714
Large Cap Core Equity Fund                       $1,296               $1,754               $1,514
Growth Opportunities Fund                        $1,319               $1,016                $657
Large Cap Value Fund                             $1,606                $968                 $700
Large Cap Growth Fund                            $6,177               $4,195               $5,093

                                             FOR THE FISCAL       FOR THE FISCAL       FOR THE PERIOD
                                               YEAR ENDED           YEAR ENDED           09/06/06 -
                                                03/31/09             03/31/08             03/31/07
                                                --------             --------             --------
Diversified Small Cap Growth Fund                $1,115                $480                 $600


FINANCIAL STATEMENTS
--------------------


The Funds' annual financial statements as of March 31, 2009 appear in the Trust's Annual Report, which is incorporated by reference herein. The Trust's annual financial statements were audited by Ernst & Young LLP. The Funds' semiannual financial statements as of September 30, 2008 appear in the Trust's Semiannual Report, which is incorporated by reference into this SAI. The Trust's semiannual financial statements are unaudited. The Annual Report or Semi-Annual Report may be obtained free of charge by calling the Trust at 1-800-543-0407 or by writing to the Trust at P.O. Box 5354, Cincinnati, OH 45201-5354. You may also obtain the Annual Report or Semi-Annual Report, as well as other information about the Trust, from the EDGAR Database on the SEC's website at http://www.sec.gov.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS

Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's(R) ("S&P") and Fitch Ratings, Inc. ("Fitch") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R) and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Advisor and/or Sub-Advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. In that event, the Advisor and/or Sub-Advisor will consider whether it is in the best interest of the Fund to continue to hold the securities.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Fitch credit ratings are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

                            SHORT-TERM CREDIT RATINGS

Moody's
-------

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P
---

An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days, including commercial paper. The following summarizes the rating categories used by S&P for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" - Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"B-2" - Obligations are regarded as having significant speculative characteristics and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

"B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch
-----

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

"F3" - Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

"B" - Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

"C" - Securities possess high short-term default risk. This designation indicates that default is a real possibility.

"RD" (Restricted default) - This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

"D" (Default) - This designation indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

o The ratings do not predict a specific percentage of default likelihood over any given time period.

o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

o The ratings do not opine on the liquidity of the issuer's securities or stock.

o The ratings do not opine on the possible loss severity on an obligation should an obligation default.

o The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

                            LONG-TERM CREDIT RATINGS

Moody's
-------

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P
---

Issue credit ratings are based, in varying degrees, on the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o     Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch
-----

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.

The following summarizes long-term ratings used by Fitch:

"AAA" - Securities considered to be highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

"BB" - Securities considered to be speculative. "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

"B" - Securities considered to be highly speculative. "B" ratings indicate that material credit risk is present.

"CCC" - Securities have substantial credit risk. "CCC" ratings indicate that substantial credit risk is present.

"CC" - Securities have very high levels of credit risk. "CC" ratings indicate very high levels of credit risk.

"C" - Securities have exceptionally high levels of credit risk. "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" obligation rating category, or to corporate or public finance obligation ratings in the categories below "B."

Specific limitations relevant to the corporate obligation rating scale include:

o The ratings do not predict a specific percentage of default likelihood or expected loss over any given time period.

o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

o The ratings do not opine on the liquidity of the issuer's securities or stock.

o The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

o The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default and relative recovery should a default occur.

                NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

Moody's
-------

Watchlist: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

Rating Outlooks: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

S&P
---

Creditwatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

Rating Outlook: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

      o     "Positive" means that a rating may be raised.

      o     "Negative" means that a rating may be lowered.

      o     "Stable" means that a rating is not likely to change.

      o     "Developing" means a rating may be raised or lowered.

Fitch
-----

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved, or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade ("CCC", "CC" and "C") the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months - such as a lengthy regulatory approval process - would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.

An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period - for example a proposed, but politically controversial, privatization.

                             MUNICIPAL NOTE RATINGS

Moody's
-------

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

"MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

VMIG rating expirations are a function of each issue's specific structural or credit features.

"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P
---

An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

      o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

      o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch
-----

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.